SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant    X
Filed by a Party other than the Registrant

Check the appropriate box:

    Preliminary Proxy Statement                Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
X   Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Under Rule 14a-12

                              CAMDEN PROPERTY TRUST
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


X    No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)   Title of each class of securities to which transaction applies:______
     (2)   Aggregate number of securities to which transaction applies:_________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:__________________________________
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     (5)   Total fee paid:______________________________________________________

     Fee paid previously with preliminary materials:____________________________

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:______________________________________________
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     (3)   Filing party:________________________________________________________
     (4)   Date filed:__________________________________________________________

                              CAMDEN PROPERTY TRUST
                          3 Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Date:             May 15, 2002
Time:             10:00 a.m., central time
Place:            Camden Vanderbilt Apartments
                  7171 Buffalo Speedway
                  Houston, Texas

Matters to be voted on:

1.   Election of eight trust managers to hold office for a one-year term;

2. Approval of the adoption of the 2002 Share Incentive Plan of Camden Property Trust;

3. Approval of the adoption of the Camden Property Trust Short Term Incentive Plan;

4. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2002; and

5.   Any other matter that may properly come before the meeting.

The Board of Trust Managers recommends that you vote in favor of the election of trust managers, the adoption of the 2002 Share Incentive Plan of Camden Property Trust, the adoption of the Camden Property Trust Short Term Incentive Plan and the appointment of Deloitte & Touche LLP as our independent auditors for 2002.

Shareholders who are holders of record of common shares at the close of business on March 22, 2002 will be entitled to vote at the annual meeting.

Please read the attached proxy statement and the voting instructions on the proxy card and then vote by filling out, signing and dating the proxy card and returning it in the enclosed postage pre-paid envelope or by facsimile to (713) 354-2710. If you attend the annual meeting, you may change your vote or revoke your proxy by voting your shares in person. Please contact our investor relations department at 1-800-9Camden, or in Houston at (713) 354-2500, if you have any questions.

                                     By Order of the Board of Trust Managers,

                                     G. Steven Dawson
                                     Chief Financial Officer





Houston, Texas
March 29, 2002

                                TABLE OF CONTENTS


THE ANNUAL MEETING............................................................1

ELECTION OF TRUST MANAGERS....................................................3

ADOPTION OF THE 2002 SHARE INCENTIVE PLAN OF CAMDEN PROPERTY TRUST............5

ADOPTION OF THE CAMDEN PROPERTY TRUST SHORT TERM INCENTIVE PLAN..............10

SELECTION OF INDEPENDENT AUDITORS............................................11

BOARD OF TRUST MANAGERS' MEETINGS, COMMITTEES AND FEES.......................12

     Board Meetings..........................................................12
     Committees of the Board of Trust Managers...............................12
     Board Compensation......................................................12

EXECUTIVE OFFICERS...........................................................13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............14

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................15

COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION..............16

COMPENSATION OF EXECUTIVE OFFICERS...........................................19

     Employment Agreements...................................................20
     Compensation Committee Interlocks and Insider Participation.............21

PERFORMANCE GRAPH............................................................22

AUDIT COMMITTEE INFORMATION..................................................23

     Report of the Audit Committee...........................................23
     Audit Fees..............................................................23
     All Other Services and Fees.............................................23

SHAREHOLDER PROPOSALS........................................................24

ANNUAL REPORTS...............................................................24


ANNEX A           2002 SHARE INCENTIVE PLAN OF CAMDEN PROPERTY TRUST
ANNEX B           CAMDEN PROPERTY TRUST SHORT TERM INCENTIVE PLAN

                               THE ANNUAL MEETING

     The board of trust managers is soliciting proxies to be used at the annual meeting. This proxy statement and form of proxy are first being sent to anyone who was a shareholder on March 22, 2002.

     The following is important information regarding the annual meeting.

Q:   What may I vote on?

A: At the annual meeting, you will be voting on four proposals. Item numbers refer to the numbers on the proxy card.

     Item 1: Election of eight trust managers to hold office for a one-year term.

     Item 2: Approval of the adoption of the 2002 Share Incentive Plan of Camden Property Trust.

     Item 3: Approval of the adoption of the Camden Property Trust Short Term Incentive Plan.

     Item 4: Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2002.

Q:   How does the board recommend that I vote?

A: The board of trust managers recommends that you vote in favor of the election of trust managers, the adoption of the 2002 Share Incentive Plan of Camden Property Trust, the adoption of the Camden Property Trust Short Term Incentive Plan and the appointment of Deloitte & Touche LLP as our independent auditors for 2002.

Q:   Who is entitled to vote?

A: All shareholders of record on the close of business on March 22, 2002 are entitled to vote at the annual meeting. On March 22, 2002, we had 40,993,198 common shares outstanding. Each share is entitled to one vote.

Q:   How do I vote?

A: To cast your vote, please complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope or fax it to (713) 354-2710.

     "Street name" holders of common shares who hold their shares through a broker or other nominee who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares and to follow the instructions on such form.

     By voting, you will authorize the individuals named on the proxy card, referred to as proxies, to vote your shares according to your instructions. You may specify on the proxy whether your shares should be voted for all, some or none of the nominees for trust manager. You may also specify whether you approve, disapprove or abstain from voting on the other proposals.

     If you do not indicate how you wish to vote for one or more of the nominees for trust manager in Item 1, the proxies will vote FOR election of all of the nominees for trust manager. If you "withhold" your vote for any of the nominees, your vote will not be counted in the tabulation of votes cast on that nominee. If you leave Item 2, Item 3 or Item 4 blank, the proxies will vote FOR approval of that proposal. If you abstain from voting on Item 2,
     Item 3 or Item 4, your vote will not be counted in the tabulation of votes cast on that proposal.

Q: How can I change my vote or revoke my proxy after I return my proxy card or vote electronically or by telephone?

A: You may use any of those three methods to change your vote. Along those lines, you may change your vote or revoke your proxy at any time before the meeting by:

          1.   submitting written notice to our Secretary;

          2.   submitting another proxy that is properly signed and later dated;
               or

          3.   voting in person at the meeting.

     In each case, the later submitted vote will be recorded and the earlier vote revoked.

Q:   What does it mean if I get more than one proxy card?

A: It means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:   How will votes be counted?

A: The meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding common shares entitled to vote. If you have returned a signed proxy card or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you do not vote. Failures to vote, referred to as abstentions, are not counted as votes cast on a proposal and have no effect on the result of the vote on that proposal. A withheld vote is the same as an abstention.

     Broker non-votes occur when proxies submitted by a broker, bank or other nominee holding shares in "street name" do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not receive instructions as to how to vote on those proposals. We will treat broker non- votes as shares that are present and entitled to vote for quorum purposes. However, broker non-votes will not be counted as votes cast on a proposal and will have no effect on the result of the vote on that proposal.

Q:   Who will pay the costs of soliciting the proxies?

A: We will pay all of the costs of soliciting proxies on the accompanying form. Some of our trust managers, officers and other employees may solicit proxies personally or by telephone, mail or facsimile. They will not be specially compensated for these solicitation activities. We do not expect to pay any fees for the solicitation of proxies, but may pay brokerage firms and other custodians for their reasonable expenses for forwarding solicitation materials to the beneficial owners of shares.

Q:   How will voting on other business be conducted?

A: We do not know of any matter to be presented or acted upon at the meeting, other than the proposals described in this proxy statement. If any other matter is presented at the meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the persons named as proxies on the accompanying proxy card.

                           ELECTION OF TRUST MANAGERS
                             (Item 1 on Proxy Card)

     There are currently eight trust managers on the board. The board has selected each of the eight current trust managers as a nominee for election at the annual meeting.

     Trust managers elected at the meeting will hold office for a one-year term. Unless you withhold authority to vote for one or more nominees, the persons named as proxies intend to vote for election of the eight nominees.

     All nominees have consented to serve as trust managers. The board has no reason to believe that any of the nominees will be unable to act as trust manager. However, if a trust manager is unable to stand for re-election, the board may either reduce the size of the board or designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

     The nominees are as follows:


Richard J. Campo
Age:                           47
Trust Manager Since:           1993
Principal Occupation:          Chairman of the Board and Chief Executive Officer
                               of Camden Property Trust since May 1993

William R. Cooper
Age:                           65
Trust Manager Since:           1997
Principal Occupation:          Private Investor
Recent Business Experience:    Prior to  April  1997, Mr. Cooper  served  for 30
                               years  in a  variety of  capacities with  Paragon
                               Group, Inc. or its predecessor. Most recently, Mr. Cooper served as Chairman of the Board of Directors and Chief Executive Officer of Paragon
                               Group, Inc.

George A. Hrdlicka
Age:                           70
Trust Manager Since:           1993
Principal Occupation:          Attorney
Recent Business Experience:    Mr. Hrdlicka  is a  founding  partner of  the law
                               firm of  Chamberlain, Hrdlicka, White,  Williams,
                               and Martin and has been primarily involved in the
                               practice of  tax law since 1965.  He is a regular
                               lecturer  on  tax  subjects  at  institutes  and
                               seminars  around   the  country   and  is   board
                               certified as a tax lawyer by the Texas Board of Legal Specialization.

Scott S. Ingraham
Age:                           48
Trust Manager Since:           1998
Principal Occupation:          Chief Executive Officer and Director of Viva
                               Group, Inc. (an online apartment leasing service) since 1999

Recent Business Experience:    From  1998 to 1999,  Mr.  Ingraham  was a private
                               investor. From 1992 to 1998, Mr. Ingraham was a director and officer of Oasis Residential, Inc., most recently serving as its President and Chief Executive Officer. He served as President and Chief Operating Officer of Oasis from March
                               1996 to October 1997 and Chief Financial Officer of Oasis from March 1993 to March 1996.

Lewis A. Levey
Age:                           60
Trust Manager Since:           1997
Principal Occupation:          Private Investor
Recent Business Experience:    Since  April 1997, Mr. Levey  has been  a private
                               investor, developer  and  consultant  involved in
                               multifamily  projects.    Prior  to  April  1997,
                               Mr. Levey  served  for 26 years  in a  variety of
                               capacities  with   Paragon  Group,  Inc.  or  its
                               predecessor, including as Vice Chairman of the Board of Directors and as a director of Paragon
                               Group, Inc.

D. Keith Oden
Age:                           45
Trust Manager Since:           1993
Principal Occupation:          President and Chief Operating Officer of Camden
                               Property Trust since December 1993

F. Gardner Parker
Age:                           60
Trust Manager Since:           1993 (Managing Outside Trust Manager since 1998)
Principal Occupation:          Private Investor
Recent Business Experience:    Mr.  Parker  has  been  involved  in  structuring
                               private and venture capital investments for the past 15 years.

Steven A. Webster
Age:                           50
Trust Manager Since:           1993
Principal Occupation:          Managing Director  of Global  Energy Partners, an
                               affiliate of DLJ Merchant Banking, since 1999
Recent Business Experience:    From 1997 to 1999,  Mr. Webster was the President
                               and  Chief   Executive  Officer   of  R&B  Falcon
                               Corporation.  From  the time of  its formation in
                               1991  until  1997,  Mr.  Webster  was  the  Chief
                               Executive  Officer and  Chairman of  the Board of
                               Falcon  Drilling Company,  Inc., a predecessor of
                               R&B Falcon Corporation.
Other Directorships            Chairman of Carrizo  Oil & Gas, Inc. (oil and gas
                               exploration and development), director of Brigham
                               Exploration Co. (oil and gas exploration and development), director of Grey Wolf, Inc. (land drilling service provider)

Required Vote

     Each nominee must be reelected by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting.

     The board recommends that you vote FOR the nominees listed above.

       ADOPTION OF THE 2002 SHARE INCENTIVE PLAN OF CAMDEN PROPERTY TRUST
                             (Item 2 on Proxy Card)

     Since our inception, we have had a share incentive plan in place to attract and retain outstanding individuals and enable them to obtain a proprietary interest in Camden and thus to share in our future success. All of our employees are eligible to benefit from our share incentive program. Participants in our existing plan include our community managers, maintenance supervisors, regional and corporate support staff, and construction, landscape and security personnel. Our existing plan expires in May 2003. As of March 22, 2002, all but 524,070 shares had been granted under our existing plan. Due to the fact that our existing plan expires next year, we need to put in place a new share incentive plan. We need a plan to ensure that we can continue to attract, motivate and retain qualified personnel and to provide motivation for our employees and trust managers to continue to seek increasing share price appreciation and dividend income for our shareholders. We also need a plan that will continue to align the interests of our employees and trust managers with those of our shareholders. On February 5, 2002, our board of trust managers adopted the 2002 Share Incentive Plan of Camden Property Trust, effective that date, and directed that the plan be submitted to shareholders for their approval. The provisions of the new plan are substantially similar to those of our current plan. Below is a summary of the material provisions of the new plan. A complete copy of the new plan is included as Annex A to this proxy statement.

Administration

     The plan is administered by the compensation committee of the board of trust managers. The compensation committee consists of two or more trust managers, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code. Subject to the provisions of the plan, the compensation committee determines the persons to whom grants are made and other terms and conditions of the grant. All determinations of the compensation committee are final and conclusive on all persons having an interest in the plan or in any award made under the plan.

Eligible Persons

     Trust managers, directors of our affiliates, key employees and consultants may be selected by the compensation committee to receive an award under the plan. As described below under "Terms and Conditions of Restricted Share Awards," outside trust managers may receive no awards under the plan other than restricted share awards.

Shares Subject to Grants

     Under the plan, we may issue up to 10% of the total of (i) the number of our common shares outstanding at any time, plus (ii) the number of our common shares reserved for issuance upon conversion of securities convertible into or exchangeable for our common shares, plus (iii) the number of our common shares held as treasury shares. This number will be adjusted for share splits, share dividends and other changes in our capitalization. Shares issued under the plan may consist of authorized and unissued shares, shares purchased in the open market or privately or treasury shares. Subject to adjustment as provided in the plan, the aggregate number of share awards that may be granted under the plan may not exceed the lesser of (i) 10% of the outstanding shares or (ii) 1,000,000 shares. If any award expires, terminates unexercised or is canceled or forfeited, the shares subject to the unexercised, terminated, canceled or forfeited portion of such award will again be available for grant under the plan. In addition, with respect to any option or rights granted to any participant who is a "covered person" under section 162(m) of the Internal Revenue Code, the number of shares subject to such option and/or rights will continue to count against the maximum number of shares that may be the subject of options and for rights granted to such participant.

Awards

     The plan provides for the grant of incentive stock options that qualify under section 422 of the Internal Revenue Code and non-qualified stock options, rights (which may be granted separately or in connection with an option), restricted shares, performance awards, dividends and dividend equivalents and other share awards, as set forth in the plan.

Terms and Conditions of Option and Rights Grants

     Option Grants. Options to purchase our common shares may be granted under the plan. The compensation committee may, in its discretion, designate whether an option is to be an incentive stock option or not to be treated as an incentive stock option for purposes of the plan and the Internal Revenue Code. The per share exercise price of any option may not be less than the fair market value of a common share on the date of grant. In addition, the per share exercise price of any incentive stock option granted to a person who at the time of the grant owned shares possessing more than 10% of our combined voting power must be at least 110% of the fair market value of a common share on the date of grant, and such option will expire on the fifth anniversary of the date of grant.

     Rights Grants. The compensation committee may grant rights, which may be granted separately or in connection with an option either at the time of grant or, with respect to options other than incentive stock options, at any time during the term of the option. Rights entitle a participant to receive the increase in value of a common share between the date of grant and the date of exercise. Rights granted in connection with an option will be granted with respect to the same number of shares then covered by the option. Rights may be exercised, as determined by the compensation committee in its discretion at the time of grant, in the case of incentive stock options, as an alternative to the exercise of the related option, and, in the case of options other than incentive stock options, either in conjunction with or as an alternative to the exercise of the related option. The compensation committee may determine the terms, conditions and form of the rights.

     Option Exercise. Generally, options may be exercised by the payment of the exercise price in cash or check or, subject to the approval of the compensation committee, through the tender of shares owned by the holder for at least six months having a fair market value not less than the exercise price. In addition, the compensation committee may, in its sole discretion and without a participant's consent, settle an option by issuing restricted shares. The restricted period under these restricted shares will not be greater than five years.

     Options and rights will be exercisable at such time or times as determined by the compensation committee. The maximum term of options and rights granted under the plan is ten years (or five years to the extent described above). Subject to adjustment, the aggregate number of share awards that may be granted to a participant during a calendar year under the plan will not exceed 1,000,000 shares.

     Termination of Employment. Upon termination of employment, other than for retirement, permanent disability or death, a participant forfeits all unexercisable options and rights and may exercise all exercisable options and rights within 90 days following such termination. Upon termination of employment due to retirement, permanent disability or death, a participant or, if applicable, a participant's estate, representative or beneficiary may exercise all options and rights within one year following the date of the participant's retirement, permanent disability or death. If the service of a participant is terminated because of the participant's violation of the duties of such service, as determined by the compensation committee in its sole discretion, all of such participant's unexercised options and rights will terminate immediately upon the termination of such participant's service.

     Reload Option. Under the plan, an option may, in the discretion of the compensation committee, include a "reload" option feature, which is intended to encourage participants to buy and hold shares by enabling them to use shares owned for at least six months prior to the exercise date to pay the exercise price of the option. Upon the exercise of this right, the participant will be deemed to have exchanged the delivered shares (without being required to actually deliver the shares). If the participant utilizes the "reload" feature, the participant will receive a new option for the amount of shares delivered to exercise the option. The exercise price of the "reload" option will be equal to the market price on the date of exercise of the original option. The "reload" option will be fully vested when issued and will have a term equal to the lesser of (i) ten years or (ii) the term of the original option, beginning on the date of exercise of the options being "reloaded."

     Incentive Exchange Rights. The plan contains provisions for incentive exchange rights, which are also intended to encourage employee share ownership. Under the plan, holders of 20,000 or more vested options have the right to exercise the vested options using shares owned for at least six months prior to the exercise date. Upon the exercise of this right, the participant will be deemed to have exchanged the delivered shares (without the requirement of tendering the shares) and will receive new shares ("New Shares") equal to the number of shares covered by the exercised option minus the number of delivered shares.

     Upon the exercise of an incentive exchange right, a "reload" option will be issued to the participant. The "reload" option will permit the participant to purchase a number of shares equal to the number of shares delivered to exercise the original option. The exercise price of the "reload" option will be equal to the market price on the date of notice of exercise of the incentive exchange right. The "reload" option will be fully vested when issued and will have a term equal to the lesser of (i) ten years or (ii) the term of the original option, beginning on the date of exercise of the options being exercised.

     As part of an incentive exchange, the participant may deposit with us 25% of the New Shares. Upon receipt of these New Shares, we will grant to the participant restricted shares in an amount equal to 6.5% of the New Shares, which vest over a three-year period at the rate of 10%, 10% and 80% on the respective anniversary of the date of issuance. These restricted shares will be forfeited if the participant requests that we return the deposited shares prior to the end of the vesting period. We will issue additional restricted shares equal to 26.5% of the New Shares with a five- year restriction period, which vest 10% on each of the first four anniversaries of the date of issuance, with the balance vesting on the fifth anniversary of the date of issuance.

     The plan contains a number of limitations on incentive exchange rights, which include limiting the market value of restricted shares that we may grant under the incentive exchange rights provisions in any year to $1 million per person. The plan also limits the maximum number of restricted shares that we may grant under these provisions to 5% of our outstanding shares, as defined in the plan.

Terms and Conditions of Restricted Share Awards

     The compensation committee may award restricted shares under the plan. Our policy generally is that awards of restricted shares made to officers are based on the officer's actual current and past performance rather than projected future performance. In this way, we assure that restricted shares are earned for performance, not merely the passage of time, and we create a valuable tool for retaining key employees. At least six months prior to the date of a grant of restricted shares, each officer is required to make an irrevocable election to receive a portion of his or her bonus in the form of restricted shares. The compensation committee will grant to such participant a restricted share award with respect to shares having a fair market value on the date of the grant equal to a specified percentage determined by the compensation committee of the amount of the bonus, thereby further delaying payment of otherwise earned compensation for that officer and helping to assure that the officer's interest are aligned with our shareholders' interests. All restricted shares are subject to such restrictions, terms and conditions as the compensation committee may establish, and a participant may not encumber or dispose of any restricted shares until the terms and conditions set by the compensation committee have been satisfied.

     As under the existing plan, the new plan provides that each outside trust manager receives 2,000 restricted shares on the date he or she is elected to the board and on May 1 of each succeeding year that he or she remains an outside trust manager. In addition, the board may appoint a managing outside trust manager. Such person will receive 2,000 restricted shares on the date of appointment and on May 1 of the succeeding year and an additional 1,000 restricted shares on May 1 of each succeeding year that he or she remains a managing outside trust manager. These restricted shares will generally vest 20% on May 1 of each of the five years succeeding the date of grant.

Terms and Conditions of Other Awards

     Under the plan, the compensation committee may grant performance units, which are valued by reference to designated criteria established by the compensation committee, other than shares, and performance shares, which are valued by reference to shares. These awards represent a commitment to make a distribution to a participant depending on the attainment of the performance objectives and other conditions established by the compensation committee. Performance units and performance shares may be settled in cash, in shares held at least six months or a combination of the two.

     The compensation committee may also grant limited rights as part of an award under the plan. Limited rights provide for the automatic cash payment to the holder equal to a determination of the value of the award, as determined by the compensation committee upon a change in control.

     The compensation committee may make awards under the plan that provide the recipient with the right to receive dividend payments or dividend equivalents payments with respect to shares subject to the award. The dividend rights may be payable both before and after the shares subject to the award are earned, vested or acquired, as determined by the compensation committee. Under the plan, dividend payments may be made concurrently or credited to the participant's account, and may be settled in cash or shares, all as determined by the compensation committee.

Acceleration and Change in Control

     The plan provides that all unexercised options and rights will vest upon a participant's retirement, death or permanent disability or upon a change of control, as defined in the plan.

Other Key Provisions

     The board of trust managers may amend, alter or suspend, discontinue or terminate the plan, but shareholder approval is required to alter specified provisions of the plan. In general, options are not transferable other than to family trusts.

Certain Federal Income Tax Consequences

     The following discussion is based on United States federal income tax laws and regulations in effect on the date of this proxy statement. It is for general information only and does not purport to be a complete description of the federal income tax aspects of the plan. No information is provided in this proxy statement with respect to estate, inheritance or foreign, state or local tax laws, although there may be tax consequences upon the receipt or exercise of an award or the disposition of any of the acquired shares under those laws. The exact federal income tax treatment of awards will depend on the specific nature of any such award and the individual recipient's particular circumstances. An award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted or unrestricted shares, an award that is payable in cash, or otherwise.

     Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option is generally taxable to the person receiving the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will result in an adjustment for alternative minimum tax purposes. If the participant holds the shares purchased upon exercise of an incentive stock option for at least one year after the purchase of the shares and until at least two years after the option was granted and remains an employee from the date the option was granted to the date three months before the option is exercised, his or her sale of the shares will produce long-term capital gain or loss, and we will not be entitled to any tax deduction. However, if the participant sells or otherwise transfers the shares before these holding periods have elapsed, he or she will generally be taxed at ordinary income rates on the amount of the excess of the fair market value of the stock when the option was exercised over the option exercise price, and we will be entitled to a tax deduction in the same amount. Any remaining gain or loss on the subsequent sale of the shares will be short-term or long-term capital gain or loss, as the case may be. If, however, an incentive stock option is exercised before it vests for shares that are subject to a "substantial risk of forfeiture" within the meaning of section 83 of the Internal Revenue Code, the participant may file an election under section 83(b) of the Internal Revenue Code, within 30 days of the purchase of the shares, to be taxed currently on any difference between the purchase price of the shares and their fair market value for alternative minimum tax purposes. This will result in a recognition of income to the participant on the date of exercise, for alternative minimum tax purposes. Absent such an election, alternative minimum taxable income will be measured and recognized when the substantial risk of forfeiture lapses. Our current practice is to award incentive stock options to employees up to the limit permitted by the Internal Revenue Code for an incentive stock option. If an employee exercises an incentive stock option more than three months after retirement, such option will be converted into a non-qualified option.

     Non-Qualified Options. Although the grant of options other than incentive stock options, or non-qualified options, under the plan also is not generally taxable to the participant, upon exercise the participant will be taxed at ordinary income rates on the excess of the fair market value of the shares received over the option exercise price, and we will be entitled to a tax deduction in the same amount. However, if a non-qualified option is exercised before it vests for shares that are subject to a "substantial risk of forfeiture," the participant may file a section 83(b) election, within 30 days of the purchase of the shares, to be taxed currently on any difference between the purchase price of the shares and their fair market value. This will result in a recognition of ordinary income to the participant on the date of exercise. Absent such an election, taxable income will be measured and recognized when the substantial risk of forfeiture lapses. The amount included in an individual's income as a result of the exercise of a non-qualified option will increase his or her basis in the shares acquired, and any remaining gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss, as the case may be.

     Participants are strongly encouraged to seek the advice of a tax consultant in connection with the purchase of the shares and the advisability of filing an election under section 83(b).

     Restricted Shares. The grant of restricted shares is not a taxable event. When restrictions imposed upon the restricted shares expire, the holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the restricted shares on the date of such expiration over the purchase price, if any, for the shares. The holder may, however, elect within 30 days after the date of acquisition to recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of the restricted shares on the date of grant, determined without regard to the restrictions imposed on such shares, over the purchase price, if any, for the shares. If and when the holder recognizes ordinary income attributable to the restricted shares, we will be entitled to a deduction in the same amount.

     Rights. The grant of a right is generally not a taxable event for the holder. Upon exercise of the right, the holder will recognize ordinary income in an amount equal to the amount of cash received upon such exercise, and we will be entitled to a deduction in the same amount. If shares are received, the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received over the exercise price, if any.

     Other Awards. Awards may be granted under the plan that do not fall into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of such awards. In general, compensation in lieu of cash will be treated as ordinary, taxable income to the grantee and will be deducted by us. We will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the plan. Awards granted as performance units will not be taxable before the shares are issued.

     Excess Parachute Payments. Where the terms of the agreements pursuant to which specific awards made under the plan provide for accelerated vesting or payment of an award in connection with a change in our ownership or control, certain amounts with respect to such awards may constitute "excess parachute payments" under the golden parachute provisions of the Internal Revenue Code. Pursuant to such provisions, a participant will be subject to a 20% excise tax on any excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

     Alternative Minimum Tax. The amount by which the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price of the shares is included in the calculation of "alternative minimum taxable income" of the participant. For minimum tax purposes, the basis of shares acquired through the exercise of an incentive stock option equals the fair market value taken into account in determining the amount of the alternative minimum taxable income. A portion of a taxpayer's minimum tax attributable to certain items (including the spread on the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

     Section 162(m) Compensation Deduction Limitation. Options, rights and performance-based restricted shares granted under the plan are intended to be "performance-based compensation" and therefore not subject to the deduction limitation of section 162(m) of the Internal Revenue Code.

Accounting

     We have elected to be governed by Accounting Principles Board Opinion No. 25 and Financial Accounting Standards Board Interpretation No. 44, so that there is no compensation expense in connection with the grant or exercise of options granted to employees under the plan. Financial Accounting Standards Board Statement 123 requires companies to show in a footnote to their annual financial statements the pro forma effect that option grants to employees would have had on earnings if the "value" of the options granted that year were treated as compensation expense, including reload option grants. See Note 9 of the Notes to Consolidated Financial Statements in our 2001 Annual Report to shareholders. Options granted to consultants would, however, involve an earnings charge for the value of the option on the vesting date(s). Restricted and unrestricted share grants under the plan would involve an earnings charge for the value of the shares, as would rights, as discussed above.

Recent Stock Price

     On March 22, 2002, the closing price of a common share on the New York Stock Exchange was $39.05.

Required Vote

     The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.

     The board recommends that you vote FOR the adoption of the 2002 Share Incentive Plan of Camden Property Trust.

         ADOPTION OF THE CAMDEN PROPERTY TRUST SHORT TERM INCENTIVE PLAN
                             (Item 3 on Proxy Card)

     On February 5, 2002, the board of trust managers adopted the Camden Property Trust Short Term Incentive Plan, effective that date, for the benefit of our executives, including the executive officers listed in the Summary Compensation Table. The short term incentive plan is administered by the compensation committee. In order to ensure that compensation paid pursuant to the short term incentive plan can qualify as "performance-based compensation" not subject to the limitation on deductibility of executive compensation in excess of $1 million, we are submitting the short term incentive plan for your approval. Below is a summary of the material provisions of the short term incentive plan. A complete copy of the short term incentive plan is included as Annex B to this proxy statement.

Administration

     The plan is administered by the compensation committee. Subject to the provisions of the plan, the compensation committee determines the persons to whom awards are made and the size, type and other terms and conditions of awards. All determinations of the compensation committee are final and conclusive on all parties.

Eligibility

     Generally, our officers holding a position at or above the vice president level may be selected by the compensation committee to receive an award under the short term incentive plan.

Awards

     At the beginning of each fiscal year, the compensation committee may establish specific targets for participants and the performance criteria to be applicable to awards for that year. The performance criteria utilized by the compensation committee may be based on individual performance, net cash provided by operating activities, earnings per share from continuing operations, funds from operations per share or per diluted share, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), cost control, other financial objectives, tenant satisfaction indicators, operational efficiency measures and other measurable objectives tied to our success or such other criteria as the compensation committee may determine. At the end of the year, the compensation committee will determine the actual amount of the award, which may be greater than, less than or the same as the target award. The maximum amount that may be paid to a participant in any fiscal year is $5 million.

Awards to "Covered Employees"

     The short term incentive plan also provides that, if the compensation committee determines at the time that an award is established for a participant that such participant is, or may be as of the end of the tax year in which we would claim a tax deduction in connection with such award, a "covered employee" within the meaning of section 162(m) of the Internal Revenue Code (which are the chief executive officer or one of our four other most highly compensated officers), then the compensation committee may make payment of the award subject to our having a level of net income (as defined in the short term incentive plan to exclude certain non-recurring amounts) or funds from operations specified by the compensation committee. The compensation committee will also have the discretion to reduce, but not increase, the final amount of any such award based on criteria such as individual merit and company performance based on specified levels of one or any combination of performance criteria specified in the short term incentive plan.

Termination of Employment

     If a participant's employment is terminated because of death, disability or retirement, the award made under the plan will be paid pro rata in accordance with the number of days of employment in the year. If a participant's employment is terminated for any other reason, the participant's rights to an award for the year then in progress will generally be forfeited.

Change in Control

     The plan provides that, upon a change in control, participants will be entitled to receive the greater of their target awards or our estimated actual performance as of the date of the change in control, projected to the end of the year, pro rata with the number of days within the year prior to the effective date of the change in control.

Other Provisions

     The short term incentive plan terminates on February 5, 2012, or at such earlier date as may be determined by the board of trust managers. The board of trust managers may amend, alter or discontinue the short term incentive plan at any time, effective at such date as the board may determine.

Plan Benefits

     No awards have been made under the short term incentive plan.

Required Vote

     The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.

     The board recommends that you vote FOR the adoption of the Camden Property Trust Short Term Incentive Plan.

                        SELECTION OF INDEPENDENT AUDITORS
                             (Item 4 on Proxy Card)

     The audit committee has selected Deloitte & Touche LLP as our independent auditors for 2002.

     Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

Required Vote

     The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.

     The board recommends that you vote FOR the appointment of Deloitte & Touche LLP.

             BOARD OF TRUST MANAGERS' MEETINGS, COMMITTEES AND FEES

Board Meetings

     The board of trust managers met either in person or by conference call four times in 2001. All of the trust managers attended 75% or more of meetings of the board and the committees on which they served during 2001.

Committees of the Board of Trust Managers

     The board of trust managers has established three committees. Information regarding these committees is set forth below.

Audit Committee
Members:                 George A. Hrdlicka
                         Lewis A. Levey
                         Steven A. Webster
Meetings in 2001:        Five
Functions:               Reviews  the  independence   and   performance  of  the
                         independent auditors, recommends to the board the appointment or termination of the independent auditors, confers with the independent auditors concerning their audits of our financial statements, reviews the range of the services provided by the independent auditors, reviews the adequacy of our systems of internal control and reviews our annual audited financial statements and financial reporting issues.

Executive Committee
Members:                 Richard J. Campo
                         William R. Cooper
                         F. Gardner Parker
                         Steven A. Webster
Meetings in 2001:        None
Functions:               May approve the acquisition and disposal of investments
                         and  the   execution   of  contracts  and   agreements,
                         including those related to the borrowing of money. May also exercise all other powers of the trust managers, except for those that require action by all trust managers or the independent trust managers under our declaration of trust or bylaws or under applicable law.

Compensation Committee
Members:                 George A. Hrdlicka
                         F. Gardner Parker
Meetings in 2001:        One
Functions:               Determines  compensation  for  executive  officers  and
                         administers  the  1993 Share  Incentive Plan,  the 2002
                         Share Incentive Plan and the Short Term Incentive Plan.

Board Compensation

     Trust managers, other than those who are our employees, are paid the following fees:

     Annual fee..........................................................$12,000
     For each board meeting attended in person............................$1,000
     For each board meeting attended by telephone conference................$250
     For each committee meeting attended (unless on the same
     day as another meeting)................................................$500

     We also may reimburse trust managers for travel expenses incurred in connection with their activities on our behalf.

     Prior to May 1995, each non-employee trust manager annually received options to purchase 4,000 common shares. We have granted a total of 24,000 options, all of which are vested and expire ten years from the grant date. Beginning in May 1995, each non-employee trust manager received 2,000 restricted shares upon his election and 2,000 restricted shares on May 1 of each succeeding year that he is a trust manager. In 1998, Mr. Parker was elected Managing Outside Trust Manager. Upon his election, he received 2,000 restricted shares. He received an additional 2,000 restricted shares on May 1, 1999 and an additional 1,000 restricted shares on May 1, 2000 and 2001, and will receive an additional 1,000 restricted shares on May 1 of each year that he is Managing Outside Trust Manager. We have granted a total of 74,000 restricted shares to non-employee trust managers, 34,800 of which were vested at December 31, 2001. The restricted shares vest 20% on May 1 of each of the five years succeeding the date of grant.

                               EXECUTIVE OFFICERS

     There is no family relationship among any of our trust managers or executive officers. No trust manager or executive officer was selected as a result of any arrangement or understanding between that trust manager or executive officer and any other person. All executive officers are elected annually by, and serve at the discretion of, the board of trust managers.

     Our executive officers are as follows:


Name                Age   Position                                 Recent Business Experience
----                ---   --------                                 --------------------------

Richard J. Campo    47    Chairman of the Board of Trust           See "Election of Trust Managers" section.
                          Managers and Chief Executive Officer
                          (May 1993-present)

D. Keith Oden       45    President and Chief Operating Officer    See "Election of Trust Managers" section.
                          (December 1993-present)

H. Malcolm Stewart  50    Executive Vice President (September      Senior Vice President-Construction of
                          1998-present)                            Camden Property Trust (December 1993-
                                                                   September  1998).  President of the
                                                                   construction division of a predecessor
                                                                   company (1989-December 1993).

G. Steven Dawson    44    Chief Financial Officer, Senior Vice     Senior Vice President-Finance and Chief
                          President-Finance and Secretary (May     Financial Officer of a predecessor
                          1993-present)                            company (1990-May 1993).

James M. Hinton     45    Senior Vice President-Development        Vice President of Development of
                          (June 1996-present)                      Camden Development, Inc., one of our
                                                                   wholly-owned subsidiaries (December
                                                                   1993-May 1996).

Alison Dimick       39    Senior Vice President-Acquisitions       Vice President of Acquisitions of MIG
Malkhassian               and Dispositions (April 1997-present)    Realty Advisors, a pension fund advisor
                                                                   specializing in multifamily properties
                                                                   (1991-1997).

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table shows how many shares are owned by the trust managers and five most highly paid executive officers as of March 22, 2002. The following table also shows how many shares are owned by beneficial owners of more than 5% of our shares as of March 22, 2002. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below.


                                                                            Shares Beneficially Owned (2)(3)
                                                                           ----------------------------------
                  Name and Address of Beneficial Owners (1)                    Amount       Percent of Class
-----------------------------------------------------------------------    -------------   ------------------
Richard J. Campo                                                              1,409,135          3.4%
D. Keith Oden                                                                 1,407,113          3.4%
William R. Cooper                                                             1,005,592          2.4%
Lewis A. Levey                                                                  609,262          1.5%
Scott S. Ingraham                                                               304,686           *
H. Malcolm Stewart                                                              300,757           *
G. Steven Dawson (4)                                                            277,442           *
James M. Hinton (5)                                                             228,503           *
Steven A. Webster                                                                23,566           *
F. Gardner Parker (6)                                                            22,841           *
George A. Hrdlicka                                                               18,441           *
All trust managers and executive officers as a group (12 persons) (7)         5,571,252         12.5%


_________________________
*    Less than 1%

(1) The address for Messrs. Campo, Oden, Cooper, Levey, Ingraham, Stewart, Dawson, Hinton, Webster, Parker and Hrdlicka is c/o Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, Texas 77046.

(2) These amounts include the following shares that the following persons had a right to acquire within 60 days after March 22, 2002. These include vested options to purchase shares held in a rabbi trust, ordinary share options and through the exchange of units of limited partnership interest in Camden Operating, L.P. Each option represents the right to receive one common share upon exercise. Each partnership unit is exchangeable for one common share. We may elect to pay cash instead of issuing shares upon a tender of units for exchange.


                                        Vested Options                           Units of Limited
                                             Held             Other Vested         Partnership
                                       in a Rabbi Trust          Options             Interest
                                       ----------------       ------------      ------------------
Richard J. Campo                             278,436             653,650               -
D. Keith Oden                                277,827             653,650               -
William R. Cooper                              6,042                -               995,545(a)(b)
Lewis A. Levey                                 6,042                -               540,959(b)
Scott S. Ingraham                               -                240,650               -
H. Malcolm Stewart                            86,931              77,441               -
G. Steven Dawson                              76,714              64,906               -
James M. Hinton                               55,076              38,276               -
Steven A. Webster                              9,241                -                  -
F. Gardner Parker                             13,241               8,000               -
George A. Hrdlicka                             9,241               8,000               -
All trust managers and executive
     officers as a group (12 persons)        852,339           1,789,510          1,295,563


     (a) Includes 333,261 units held by WRC Holdings, Inc., which is controlled by Mr. Cooper, 50,784 units held by PGI Associates, L.P., the general partner of which is controlled by Mr. Cooper, 30,000 units held by Paragon Gnty Services LP, which is controlled by Mr. Cooper, and 38,457 units held by Cooper Partners Limited, which is controlled by Mr. Cooper.

     (b) Includes 240,941 units held by Gateway Associates I, L.P. Messrs. Cooper and Levey are the general partners of the general partner of Gateway Associates I, L.P.

(3) The amounts exclude the following unvested options to purchase shares held in a rabbi trust and other unvested options:


                                          Unvested Options           Unvested
                                        Held in a Rabbi Trust         Options
                                       -----------------------   --------------
Richard J. Campo (a)                            70,687               195,498
D. Keith Oden (a)                               70,687               195,498
William R. Cooper                                4,446                  -
Lewis A. Levey                                   4,446                  -
H. Malcolm Stewart                              39,458                55,166
G. Steven Dawson                                34,068                52,907
James M. Hinton                                 30,900                52,780
Steven A. Webster                                4,447                  -
F. Gardner Parker                                8,447                  -
George A. Hrdlicka                               4,447                  -
All trust managers and executive
  officers as a group (12 persons)             296,894               607,115


     (a) Does not include 9,348 shares of the 18,696 shares owned by Centeq Realty, Inc. Messrs. Oden and Campo each own 50% of the common shares of Centeq Realty, Inc.

(4) Includes 680 shares that are held in an account for the benefit of one of Mr. Dawson's minor children, for whom Mr. Dawson and his wife are the custodians.

(5) Includes 2,210 shares that are held in trusts for the benefit of Mr. Hinton's two children, for whom Mr. Hinton and his wife are the trustees.

(6) Includes 200 shares that are held by Mr. Parker's wife and 100 shares that are held in trusts for the benefit of Mr. Parker's two children, for whom his wife is the trustee.

(7) Shares and/or units beneficially owned by more than one individual have been counted only once for this purpose.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that all SEC filing requirements applicable to our trust managers and officers were complied with in 2001, except that Dennis Steen, our Vice President - Controller and Chief Accounting Officer, filed one late report containing one transaction.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     One of our taxable REIT subsidiaries has made unsecured, full recourse loans to Messrs. Campo and Oden of $900,000 each. Messrs. Campo and Oden used the proceeds of these loans to purchase our common shares. The loans have the following terms:

          Maturity:             February 2004
          Interest Rate:        5.23% per year
          Repayment Dates:      Principal due at maturity and interest payable
                                quarterly

     Bank One, N.A. has made unsecured, full recourse loans to six of our senior executive officers in the aggregate amount of $23 million. The officers used the proceeds of these loans to purchase our common shares in open market transactions in December 1999 and March 2000. Each loan has a five-year term, has a fixed market interest rate, requires quarterly interest payments on dates coinciding with our quarterly dividend payments and requires payment in full at maturity. The loans are unsecured and contain prepayment penalty provisions. To facilitate these loans, two of our wholly-owned subsidiaries have guaranteed the payment of the loans and the related fees and liabilities. Simultaneously, we entered into a reimbursement agreement with each of the officers under which the respective officer agreed to reimburse us for all amounts we pay to the lender under his or her guaranty. We have not had to perform under the guaranties.

     Beginning in 2000, we invested approximately $2.1 million in Viva Group, Inc., an internet based company that provides online-renter matching services for the multi-family housing industry. One of our trust managers is a director, executive officer and significant shareholder of Viva. As described in Note 12 of the Notes to Consolidated Financial Statements in our 2001 Annual Reports to shareholders, during 2001, we recorded an impairment charge for all technology investments, including our investment in Viva.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

     The compensation committee administers our executive compensation program. The compensation committee consists entirely of non-employee trust managers.

Objectives

     Our executive compensation program aims to:

     o support our business objectives to produce consistent earnings growth and increase shareholder value;

     o   attract, reward, motivate and retain talented executives;

     o tie executive compensation to our financial performance and portfolio management; and

     o   link executives' goals with shareholders' interests.

Types of Compensation

     Our executive compensation system consists of three elements:

     o   base salary;

     o annual bonus, a portion of which must be exchanged for restricted shares; and

     o long-term compensation, which includes grants of restricted shares and options based on past performance.

     The compensation committee does not allocate a fixed percentage of compensation to these three elements. Nor, except when awarding bonuses, does the compensation committee use specific qualitative or quantitative measures or factors in assessing individual performance.

Base Salary

     The compensation committee believes that we are best served if executive base salaries are kept at amounts approximating the median level within our industry and believes we achieve this definition. In its determination of comparable companies, the compensation committee gives primary consideration to comparable companies included in the equity REIT peer group used for the five-year comparison of total shareholder return in the performance graph. The compensation committee reviews salary information about comparable companies contained in public disclosures made by companies in the real estate industry and on published surveys with participation focus on companies of similar size within our industry. Based on this review, and an assessment of our overall corporate performance and the executive's specific job duties, experience and impact on our financial performance and short- and long-term growth, the compensation committee decides on base salary levels and annual increases.

Bonus Compensation

     Executive officers may receive bonuses that are intended to reward them for their contribution to the achievement of our business objectives. Award levels are determined for each executive, as a percentage of base salary, based on the executive's responsibilities, the achievement of corporate goals, the achievement of individual goals and, in part, a discretionary evaluation by the compensation committee. Corporate goals are based on operating performance, as measured by our funds from operations, total shareholder return and other specific targets.

Long-Term Compensation

     Because today's business decisions affect us over a number of years, long-term incentive awards are tied to our performance and the long-term value of our shares. Our policy is to make all awards of restricted shares based on an officer's actual current and past performance rather than projected future performance. Grants of restricted shares and options to purchase common shares are an important part of our long-term compensation plan. The executives who receive grants only gain when shareholders gain--when share value increases. During 2001, the compensation committee did not follow any firmly established formula for the issuance of long-term compensation. Instead, grants were made based on an assessment of corporate performance and the performance of the executive's department.

     The compensation committee granted options to executives for 2001. Holders of at least 20,000 vested options are eligible for reloads upon the exercise of the options. Options vest 33% on the next three anniversaries of the date of grant.

     To more fully tie compensation to long-term performance, executives must receive between 25% and 50% of their annual bonuses in restricted shares. Restricted shares are valued at 150% of the cash value of the corresponding portion of the bonus. The number of shares to be issued is determined based on the market share price at the date of grant. Restricted shares vest 25% on the grant date and 25% on each of the next three anniversaries of the grant date.

     The compensation committee has established a rabbi trust for the benefit of our officers in which granted restricted shares may be placed prior to vesting. Vested restricted shares and the dividends that are paid on restricted shares held by the rabbi trust may be purchased by the officer at any time within 20 years from the date of vesting of such shares. The purchase price of a restricted share is (1) 10% of the fair value of that share on the date that the share was placed in the rabbi trust, (2) 5% of the amount of dividends declared and paid into the rabbi trust with respect to such shares and (3) 25% of any other investments held by the rabbi trust.

CEO Performance Evaluation

     In determining the compensation of Mr. Campo, the compensation committee applies the same philosophy and procedures as it applies to other executive officers. The committee compared Mr. Campo's compensation structure with that of other chief executive officers within our industry. Based on that review, and an assessment of our overall corporate performance and Mr. Campo's experience and impact on our financial performance and short- and long-term growth, the compensation committee increased Mr. Campo's base salary for 2001 and granted him restricted shares in lieu of a bonus. In making its determination, the committee considered a variety of factors, including the following:

          o an increase of $0.26 per share (excluding an impairment provision in 2001) or 7.4% in funds from operations or FFO, which we consider to be an appropriate measure of performance of an equity REIT, over 2000;

          o an increase of 3.9% in "same property" net operating income over 2000, which ranked among the highest in the industry for 2001;

          o increased profitability resulting from the addition of newly developed properties;

          o 16.8% total shareholder return during 2001, which beat major indexes and was near the top of the apartment company returns;

          o 79.6% five-year total shareholder return, which was in the 80th percentile among all REITs;

          o that we were one of the few REITs that reported 2001 operating FFO at the guidance levels with which we started the year; and

          o strengthening the balance sheet and disciplined management of assets.

Other

     The SEC requires  that this report  comment upon our policy with respect to section 162(m) of the Internal Revenue Code, which limits the deductibility on our tax return of compensation over $1 million to any of our named executive officers, unless the compensation is paid pursuant to a plan that is performance-related, non-discretionary and has been approved by our shareholders. We did not pay any compensation during 2001 that would be subject to section 162(m). We believe that, because we qualify as a REIT under the Internal Revenue Code and therefore are not subject to federal income taxes on our income to the extent distributed, the payment of compensation that does not satisfy the requirements of section 162(m) will not generally affect our net income. However, to the extent that compensation does not qualify for deduction under section 162(m), a larger portion of shareholder distributions may be subject to federal income taxation as dividend income rather than return of capital. We do not believe that section 162(m) will materially affect the taxability of shareholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each shareholder. For these reasons, the compensation committee's compensation policy and practices are not directly governed by section 162(m).

     This section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

     This executive officer compensation report is given by the following members of the compensation committee:

                                            F. Gardner Parker
                                            George A. Hrdlicka

                       COMPENSATION OF EXECUTIVE OFFICERS

     The table below shows the pre-tax compensation for the last three years for our Chief Executive Officer and the four next highest paid executive officers at the end of 2001.

                           Summary Compensation Table

                                                         Annual Compensation                 Long-Term Compensation
                                                --------------------------------------  ---------------------------------
                                                                                           Restricted       Securities
                                                                              Bonus       Share Awards      Underlying
        Name and Principal Position               Year        Salary           (1)          (1) (2)           Options
--------------------------------------------    --------    -----------    -----------  ----------------  ---------------
Richard J. Campo                                  2001      $   406,000    $    73,000  $   1,297,125         90,000
Chairman of the Board and Chief                   2000          390,000        272,500        365,300            -
Executive Officer                                 1999          281,750        245,513        542,813(3)         -

D. Keith Oden                                     2001      $   406,000    $    73,200  $   1,297,125         90,000
President and Chief Operating                     2000          390,000        272,500        365,300            -
Officer                                           1999          281,750        245,513        542,813(3)         -

H. Malcolm Stewart                                2001      $   302,000    $   200,825  $     475,275         40,000
Executive Vice President                          2000          290,000        161,250        193,900            -
                                                  1999          208,000        182,769        224,156            -

James Hinton                                      2001      $   240,000    $   180,200  $     389,220         40,000
Senior Vice President - Development               2000          230,000        161,250        178,100            -
                                                  1999          174,000        156,050        245,250            -

G. Steven Dawson                                  2001      $   234,000    $   166,450  $     412,560         40,000
Chief Financial Officer, Senior Vice              2000          225,000        161,250        193,900            -
President - Finance, and Secretary                1999          185,000        149,175        291,375            -


(1) The compensation committee annually grants executives restricted shares awards. Restricted share awards have vesting periods from five to ten years, with initial vesting beginning one year from the date of grant. The restricted share awards were valued based on the market share price at the date of grant. The value of the restricted share awards granted is included in the above table under "Restricted Share Awards."

     Additionally, the compensation committee requires executives to receive between 25% and 50% of their annual bonus in restricted shares. Bonus restricted shares are valued at 150% of the cash value of the corresponding portion of the bonus. The number of shares issued was determined based on the market share price at the date of grant. Bonus restricted shares vest 25% on the grant date and 25% on each of the next three anniversaries of the grant date. Vested bonus restricted shares are included in the above table under "Bonus" and the unvested bonus restricted shares are included in the above table under "Restricted Share Awards."

(2) At December 31, 2001, the aggregate value of the 467,095 restricted shares outstanding based on the closing share price of $36.70 at December 31, 2001 was $17,142,396. In February 2002, we awarded 102,920 restricted shares. These grants were awarded based on 2001 corporate and individual performance. The aggregate value of restricted shares, including the grants made in February 2002, based on the share price of $36.70 on December 31, 2001, was $20,919,569. Distributions on restricted shares were paid at the same rate as paid to all shareholders.

(3) During 2000, the unvested portion of these awards, along with the unvested portion of awards made in prior years to Messrs. Campo and Oden became fully vested. These shares were originally scheduled to vest from three to five years from the date they were originally granted.

                       Options Grants in Last Fiscal Year

     The following table gives more information on options that were granted to the executive officers named in the Summary Compensation Table. The following table includes options to purchase a total of 300,000 shares that were granted in January 2002 based on 2001 corporate and individual performance. We did not grant any share appreciation rights during 2001.

                                                                                                    Potential Realizable Value
                            Number of                                                               at Assumed Annual Rates of
                           Securities     Percent of Total                                          Share Price Appreciation
                           Underlying    Options Granted to                                           for Option Term ($)(1)
                            Options         Employees in      Exercise Price                       ----------------------------
Name                     Granted (#)(2)      Fiscal Year         ($/Share)      Expiration Date         5%           10%
------------------------ --------------  -------------------  ---------------  ------------------  ------------- --------------
Richard J. Campo             90,000              18%                  $34.59       1/29/12          $1,957,812     $4,961,480
D. Keith Oden                90,000              18%                   34.59       1/29/12           1,957,812      4,961,480
H. Malcolm Stewart           40,000               8%                   34.59       1/29/12             870,139      2,205,102
James M. Hinton              40,000               8%                   34.59       1/29/12             870,139      2,205,102
G. Steven Dawson             40,000               8%                   34.59       1/29/12             870,139      2,205,102


(1) These columns represent hypothetical future values that might be realized upon exercise of the options, minus the exercise price. These value assume that the market price of our shares at the date of grant appreciates at a 5% and 10% compound annual rate over the ten-year term of the options. The 5% and 10% rates of price appreciation are presented as examples under the SEC's proxy rules and do not necessarily reflect management's assessment of our future share price performance. These potential realizable value are not intended to indicate the value of the options.

(2) All options vest 33% on the next three anniversaries of the date of grant and expire ten years from the date of grant.

                   Aggregated Option Exercises in Last Fiscal
                     Year and Fiscal Year-End Option Values

                                                             Number of Common Shares            Value of Unexercised In-
                           Shares                       Underlying Unexercised Options           The-Money Options at
                          Acquired                           at December 31, 2001(1)              December 31, 2001(1)
                             on            Value       -----------------------------------  --------------------------------
Name                      Exercise        Realized        Exercisable      Unexercisable     Exercisable     Unexercisable
----------------------  -------------  --------------  ------------------ ----------------  --------------  ----------------
Richard J. Campo           38,705          $1,286,941       772,893            13,334           $4,740,056     $157,671
D. Keith Oden              38,705           1,286,941       772,893            13,334            4,740,056      157,671
H. Malcolm Stewart          7,182             238,802        95,107             4,444              566,794       52,554
James M. Hinton             5,968             198,436        53,387             3,333              312,778       39,417
G. Steven Dawson            6,019             200,132        80,183             3,333              471,695       39,417


(1) These year-end values represent the difference between the fair market value of the shares subject to options (based on the share price of $36.70 on December 31, 2001) and the exercise prices of the options. "In-the-money" means that the fair market value of the shares is greater than the option's exercise price on the valuation date.

Employment Agreements

     We have entered into an employment agreement with each of Messrs. Campo, Oden, Stewart, Dawson and Hinton. The agreements expire August 20, 2003. The agreements provide for minimum salary levels as well as various incentive compensation arrangements, which are payable based on the attainment of specific goals. The agreements also provide for severance payments if certain situations occur, such as termination without cause or a change of control. The severance payments vary based on the officer's position and amount to one times the current salary base for Messrs. Stewart, Dawson and Hinton and 2.99 times the average annual compensation over the previous three fiscal years for Messrs.

Campo and Oden. Six months prior to expiration, unless notification of termination is given, these agreements extend for one year from the date of expiration.

Compensation Committee Interlocks and Insider Participation

     No member who served on our compensation committee during 2001 was either:

        o   an officer or employee during 2001;

        o   a former officer; or

        o was party to any material transaction described earlier in the "Certain Relationships and Related Transactions" section.

     No executive officer served as a member of the compensation or similar committee or board of directors at any entity whose members served on our compensation committee.

                                PERFORMANCE GRAPH

         SEC rules require proxy statements to contain a performance graph comparing, over a five-year period, the performance of our shares against the Standard & Poor's 500 Composite Stock Index and against either a published industry or line-of-business index or group of peer issuers. We chose the National Association of Real Estate Investment Trusts All Equity Index as the relevant index. The graph assumes the investment of $100 on December 31, 1996 and quarterly reinvestment of dividends.

                              CAMDEN PROPERTY TRUST

                               [GRAPHIC OMITTED]


            Dec-96      Dec-97      Dec-98      Dec-99      Dec-00      Dec-01
Camden       100.0       115.9       104.2       120.4       156.7       183.8
NAREIT       100.0       120.3        99.2        94.6       119.6       136.2
S&P 500      100.0       128.5       158.9       192.1       184.0       161.5

                           AUDIT COMMITTEE INFORMATION

Report of the Audit Committee

     The board of trust managers adopted a written charter for the audit committee at a meeting held in February 2001 and reviewed and confirmed its adequacy at a meeting held in February 2002. A copy of the written charter was included as an appendix to the proxy statement for the annual meeting held on May 15, 2001.

     The members of the audit committee are independent, as independence is defined in Section 303.01 (B)(2) and (3) of the New York Stock Exchange's listing standards.

     The audit committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP, our independent auditors. The audit committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, written communication from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed their independence with the independent auditors. Based upon these reviews and discussions, the audit committee recommended to the board of trust managers that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC.

     The  audit  committee  also  recommended  the  reappointment,   subject  to
shareholder ratification, of Deloitte & Touche LLP as our independent auditors for 2002 and the board of trust managers concurred with such recommendation.

     This section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

     This audit committee report is given by the following members of the audit committee:

                               Lewis A. Levey (Chairman)
                               George A. Hrdlicka
                               Steven A. Webster

Audit Fees

     The aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting, in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 fiscal year was approximately $352,000.

All Other Services and Fees

     There were no  professional  services  rendered by Deloitte & Touche in the
2001  fiscal  year  relating  to  financial   information   systems  design  and
implementation.

     The aggregate fees for all other services rendered by Deloitte & Touche in the 2001 fiscal year was approximately $262,000 and can be subcategorized as follows:

     Attestation Fees. The aggregate fees for attestation services rendered by Deloitte & Touche for matters such as comfort letters and consents related to SEC and other registration statements, internal audit services and consultation on accounting standards or transactions was approximately $120,000.

     Other Fees. The aggregate fees for all other services, such as consultation related to tax planning and compliance and property tax services, rendered by Deloitte & Touche in the 2001 fiscal year was approximately $142,000.

     The audit committee has considered whether the provision of these services is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected Deloitte & Touche's independence.

                              SHAREHOLDER PROPOSALS

     We must receive any shareholder proposal intended for inclusion in the proxy materials for the annual meeting to be held in 2002 no later than December 31, 2002.

                                 ANNUAL REPORTS

     Our 2001 annual report, including financial statements, is being mailed to you along with this proxy statement. Our 2001 annual report and this proxy statement are also available on our Internet site at http://camdenliving.com/investorrelations/secfilings.

                                                                         ANNEX A

                            2002 SHARE INCENTIVE PLAN
                                       OF
                              CAMDEN PROPERTY TRUST

1.   Purpose.

     The purpose of this Plan is to benefit the Company's shareholders by encouraging high levels of performance by individuals who are key to the success of the Company and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its continued success. This is to be accomplished by providing such individuals an opportunity to obtain or increase their proprietary interest in the Company's performance and by providing such individuals with additional incentives to remain with the Company.

2.   Definitions.

     The following terms, as used herein, shall have the meaning specified:

          (a)  "Additional  Bonus  Shares"  shall have the  meaning set forth in
     Section 6(f)(2).

          (b) "Affiliate" shall mean any corporation or other entity more than 50% of whose stock or other interests having general voting power is owned by the Company or by another Affiliate of the Company.

          (c) "Alternative Rights" shall have the meaning set forth in Section 6(a)(2).

          (d)  "Award" shall mean an award granted pursuant to Section 6.

          (e) "Board" shall mean the Board of Trust Managers of the Company, as it may be comprised from time to time.

          (f)  "Bonus  Shares"  shall  have the  meaning  set  forth in  Section
     6(f)(2).

          (g) "Change in Control" shall means the occurrence of any of the following:

               (1) any  "person"  (as such  term is used in  Sections  13(d) and
          14(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares in the Company) together with its "affiliates" and "associates" (as such terms are defined in Rule 12b-2 of the Exchange Act) makes a tender or exchange offer for or is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve-month period ending on the date of the most recent acquisition by such person, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or

               (2) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new Trust Manager (other than a Trust Manager designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
          (1), (3) or (4) of this definition) whose election by the Board or nomination- for election by the Company's shareholders was approved by a vote of at least two-thirds of the Trust Managers then still in office who either were Trust Managers at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or
                                       A-1

               (3) the shareholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

               (4) the shareholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets. For purposes of this clause (4), the term "the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 33 1/3% of the aggregate market value of the outstanding Shares (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the Shares shall be determined by multiplying the number of Shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions by the average closing price of the Shares for the ten trading days immediately preceding such date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Shares or by such other method as the Board shall determine is appropriate.

               Notwithstanding the foregoing, (except as provided otherwise in an Award) a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines otherwise.

          (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Committee" shall mean a committee appointed pursuant to Section 3(a) or, if no such Committee is appointed, the Board.

          (j) "Company" shall mean Camden Property Trust.

          (k) "Conjunctive Rights" shall have the meaning set forth in Section 6(a)(2).

          (l) "Deposit Shares" shall have the meaning set forth in Section 6(f)(2).

          (m) "Director" shall mean any person who shall from time to time serve as a member of the board of directors of any Affiliate.

          (n) "Dividend Equivalent Right" shall mean an Award granted pursuant to Section 6(e).

          (o) "Effective Date" shall mean February 5, 2002.

          (p) "Election Date" shall mean the date an Independent Trust Manager is first elected to the Board.

          (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (r) "Fair Market Value" shall mean the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or such other reporting system as shall be selected by the Committee) on the relevant date, or if no sale of the security is reported for such date, the next following day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

          (s)  "Incentive  Exchange  Right"  shall have the meaning set forth in
     Section 6(f)(1).

          (t)  "Incentive  Payment  Shares"  shall have the meaning set forth in
     Section 6(f)(1).

          (u)  "Independent  Trust  Manager" shall mean any Trust Manager who is
     (i) (A) a "non-employee director" within the meaning of Rule 16b3(b)(3)(i) of the Exchange Act, and (B) an "outside director" within the meaning of Code Section 162(m) and the regulations promulgated thereunder, and (ii) who is not an employee of the Company or any Affiliate; provided, that a Trust Manager who is (x) a Director or (y) a consultant, or both, but is not an employee, also may be an Independent Trust Manager.

          (v) "Insider" shall mean any person who is subject to Section 16.

          (w) "ISO" shall mean an incentive stock option within the meaning of Code Section 422.

          (x) "Limited Rights" shall have the meaning set forth in Section 6(d).

          (y) "Mature Shares" shall mean, with respect to an exercise date, Shares held by a Participant for at least six months prior to such exercise date.

          (z) "NQO" shall mean a stock option that is not within the meaning of Code Section 422.

          (aa) "Option" shall mean any option granted pursuant to Sections 6(a)(1).

          (bb) "Outstanding Shares" shall mean, with respect to any date, the total of the number of Shares outstanding, plus (ii) the number of Shares reserved for issuance upon conversion of securities convertible into or exchangeable for Shares, plus (iii) the number of Shares, if any, held as "treasury stock" by the Company, each as on such date.

          (cc) "Participant" shall mean any person who has been granted an Award pursuant to this Plan.

          (dd)  "Performance  Share  Award"  shall have the meaning set forth in
     Section 6(c).

          (ee) "Performance Unit" shall have the meaning set forth in Section 6(c).

          (ff) "Reload Option" shall have the meaning set forth in Section 6(a)(7).

          (gg) "Restricted Shares" shall mean the Shares issued as a result of a Restricted Share Award.

          (hh) "Restricted Share Award" shall mean a grant of the right to purchase Shares pursuant to Section 6(b). Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.

          (ii) "Rights" shall mean an Award granted pursuant to Section 6(a)(2).

          (jj) "Section 16" shall mean Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder by the Securities and Exchange Commission, as they may be amended from time to time.

          (kk) "Shares" shall mean the common shares of beneficial interest of the Company, par value $.01 per share.

          (ll) "Spread" shall mean (i) with respect to Conjunctive Rights and Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option, and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

          (mm) "Texas Act" shall mean the Texas Real Estate Investment Trust Act, as amended from time to time.

          (nn) "Trust Manager" shall mean any person who shall from time to time be a member of the Board.

3.   Administration and Interpretation.

     (a) Administration. This Plan shall be administered by a Committee, which shall consist of two or more Independent Trust Managers. The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of this Plan and shall have full power and authority to construe and interpret this Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in this Plan or in any Award or grant made hereunder in the manner and to the extent it shall deem desirable.

     The Committee shall have the full and exclusive right to grant all Awards under this Plan, which may be Options, Rights, Limited Rights, Restricted Share Awards, Dividend Equivalent Rights, Performance Units and Performance Share
Awards. In granting Awards, the Committee shall take into consideration the contribution the individual has made or may make to the success of the Company or its Affiliates and such other factors as the Committee shall determine. The Committee shall periodically determine the Participants in this Plan and the nature, amount, pricing, time and other terms of Awards to be made to such individuals, subject to the other terms and provisions of this Plan. The
Committee shall also have the authority to consult with and receive recommendations from officers and other individuals of the Company and its Affiliates with regard to these matters. In no event shall any individual, his or her legal representative, heirs, legatees, distributees or successors have any right to participate in this Plan except to such extent, if any, as the Committee shall determine.

     The Committee may from time to time in granting Awards under this Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to any individual than those expressly set forth in this Plan.

     The Committee may delegate to the officers of or individuals associated with the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding this Plan or Awards hereunder as these relate to Insiders, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

     (b) Interpretation. The Committee shall have the power to interpret and administer this Plan. All questions of interpretation with respect to this Plan, the number of Shares or other security granted hereunder, and the terms of any Award shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award and this Plan, the terms of this Plan shall govern. It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that, in the case of participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(b), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to insiders.

     (c) Limitation on Liability. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers (or similar) liability insurance coverage which the Company may have in effect from time to time.

4.   Eligibility.

     The class of persons who are potential recipients of Awards granted under this Plan consist of the (i) Independent Trust Managers, (ii) Directors, (iii) key employees of the Company or any Affiliate and (iv) consultants to the Company or any Affiliate, in each case (other than in the case of clause (i)), as determined by the Committee from time to time. The Independent Trust Managers, Directors, key employees and consultants to whom Awards are granted under this Plan, and the number of Shares or other security subject to each such Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Persons to whom Awards may be granted include key employees, consultants and Directors who are also Trust Managers. No Award may be granted to an Independent Trust Manager other than in accordance with Section 6(b)(5).

5.   Shares Subject to Grants Under this Plan.

     (a) Limitation on Number of Shares. The Shares subject to grants of Awards shall be authorized but unissued Shares, Shares purchased in the open market or privately and such Shares, if any, held as "treasury stock" by the Company. Subject to adjustment as hereinafter provided, the aggregate number of Shares as which Awards may be granted to a participant during a calendar year under this Plan shall not exceed 1,000,000 Shares.

     Shares ceasing to be subject to an Award because of the exercise of an Option or Right or the vesting of an Award shall no longer be subject to any further grant under this Plan. However, if any outstanding Option or Right, in whole or in part, expires or terminates unexercised or is canceled or if any Award, in whole or in part, expires or is terminated or forfeited, for any reason, the Shares allocable to the unexercised, terminated, canceled or forfeited portion of such Award may again be made the subject of grants under this Plan; provided, however, that with respect to any Option or Rights granted to any Participant who is a "covered person" as defined in Code Section 162(m) and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option and/or Rights shall continue to count against the maximum number of Shares which may be the subject of Options and for Rights granted to such Participant.

     For the purposes of computing the total number of Shares granted under this Plan, the following rules shall apply to Awards payable in Shares or other securities, where appropriate:

          (1) except as provided in clause (5) below, each Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

          (2) except as provided in clause (5) below, each other Share-based Award payable in some other security shall be deemed to be equal to the number of Shares to which it relates;

          (3) except as provided in clause (5) below, where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award;

          (4) where Alternative Rights are granted in connection with an Option, only the number of Shares subject to the Option shall be counted, and any Shares as to which such Option is canceled due to the exercise of such Alternative Rights shall not again be available for further grants under this Plan; and

          (5) each Share awarded or deemed to be awarded under the preceding subsections shall be treated as Shares, even if the Award is for a security other than Shares.

     (b) Adjustments of Aggregate Number of Shares. The aggregate number of Shares stated in Section 5(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 7 hereof.

6.   Awards.

     (a)  Options and Rights.

          (1) Grants of Options. Options granted under this Plan may be either ISOs or NQOs. At the time an Option is granted, the Committee may, in its discretion, designate whether an Option shall be an ISO. No Option which is intended to qualify as an ISO shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Company or an Affiliate.

          Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined at the date an Option is granted) of the Shares with respect to which an Option intended to be an ISO (and any other ISO granted to the holder under this Plan or any other plans of the Company or an Affiliate) first becomes exercisable during any calendar year exceeds $100,000, the portion of such Option which would exceed the $100,000 limitation shall be treated as an NQO. Options with respect to which no designation is made by the Committee shall be deemed to be ISOs to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

          No ISO shall be granted to any person who, at the time of the grant, owns Shares possessing more than 10% of the total combined voting power of the Company or any Affiliate, unless (i) on the date such ISO is granted, the Option price is at least 110% of the Fair Market Value per Share subject to the ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

          The purchase price per Share pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per Share (regardless of whether such Option is an ISO or an NQO) shall not be less than the Fair Market Value of a Share on the date on which the Option is granted. In addition, the Committee shall designate the number of Shares, the terms and conditions (which may include, without limitation, the achievement of specific goals), with respect to Options granted under this Plan. Options may be granted by the Committee to any eligible person at any time and from time to time.

          The form of Option shall be as determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or Vice President and attested by the Treasurer or an Assistant Treasurer or Secretary or an Assistant Secretary of the Company shall be delivered to each person to whom Options are granted.

          (2) Grants of Rights. The Committee shall have the authority in its discretion to grant to any eligible person Rights, which may be granted separately or in connection with an Option (either at the time of grant or, with respect to an NQO, at any time during the term of the Option). Rights granted in connection with an Option shall be granted with respect to the same number of Shares then covered by the Option and may be exercised, as determined by the Committee in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option; provided, however, that Rights granted in connection with an ISO can only be exercised as alternative to the exercise of the ISO.

          Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if and to the extent that the related Option is exercisable and is exercised are referred to herein as "Conjunctive Rights." Upon any exercise of an Option in respect of which Conjunctive Rights shall have been granted, the holder of the Conjunctive Rights shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the related Option shall have then been so exercised. Notwithstanding any provision of this Plan to the contrary, Conjunctive Rights may not be granted in relationship to an ISO.

          Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if, and to the extent that, the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised are referred to herein as "Alternative Rights." Notwithstanding the preceding sentence, any Alternative Rights that relate to an ISO may be exercised only at such times that there is a positive Spread. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount-equal to the-product obtained by multiplying
     (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Alternative Rights shall have then been so exercised.

          Rights granted without relationship to an Option shall be exercisable at such rate as determined by the Committee. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Company of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

          Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

          Payment of the amount determined hereunder upon the exercise of any Rights shall be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination thereof, as the holder may elect, provided that any election by the holder shall be subject to approval by the Committee. No fractional Shares shall be issued by the Company, and settlement therefor shall be made in cash.

          Notwithstanding any other provision of this Plan or of the Rights, for purposes of determining the amount of the Spread in the case of a holder of Rights who is an Insider, the Committee, in its sole discretion, may designate a single Fair Market Value per Share with respect to all such holders who exercise Rights during any single ten-day period; provided, however, that the Fair Market Value per Share designated by the Committee during any such period shall in no event be greater than the highest Fair Market Value per Share on any day during such period or less than the lowest Fair Market Value per Share on any day during such period.

          The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President and attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Company shall be delivered to each person to whom Rights are granted.

          The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under this Plan, including, without limitation, the achievement of specific goals; provided, however, that each Right granted hereunder shall be exercisable only upon consent of the Committee.

          (3) Payment of Option Exercise Price. Upon exercise of an Option, the full Option purchase price for the Shares with respect to which the Option is being exercised shall be payable to the Company, (i) in cash or by a check payable and acceptable to the Company or (ii) subject to the approval of the Committee, by tendering to the Company Shares owned by the holder for at least six months having an aggregate Fair Market Value per Share as of the date of exercise and tender which is not greater than the full Option purchase price for the Shares with respect to which the Option is being exercised and by paying the remainder of the Option purchase price as provided in (i) above; however, the Committee may, upon confirming that the holder owns the number of additional Shares being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of Shares being tendered upon the exercise and return to the holder (or not require surrender of) the certificate for the Shares being tendered upon the exercise. Notwithstanding the preceding, a holder may not use any Shares acquired pursuant to an Award granted under this Plan (or any other plan maintained by the Company or any Affiliate) unless the holder has beneficially owned such Shares for at least six months. Payment instruments will be received subject to collection. In addition to the foregoing methods of payment, the full Option purchase price for Shares with respect to which the Option is being exercised may be payable to the Company by such other methods as the Committee may permit from time to time.

          (4) Term. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in this Plan to the contrary, expire not more than ten years from the date the Option is granted (or five years from the date of grant to the extent required under Section 6(a)(1)) or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is an NQO shall expire not more than ten years from the date the Option is granted, or if earlier, the date specified in the certificate evidencing the grant of such Option. A Right not granted in connection with an Option shall expire not more than ten years from the date the Right is granted or, if earlier, the date specified in the certificate evidencing the grant of the Right.

          (5) Termination of Employment or Relationship. In the event that a Participant's employment or relationship with the Company and its Affiliates shall terminate, for reasons other than (i) retirement pursuant to a retirement plan or policy of the Company or one of its Affiliates ("retirement"), (ii) permanent disability as determined by the Committee based on the opinion of a physician selected or approved by the Committee ("permanent disability") or (iii) death, the Participant's Options and Rights shall be exercisable by him or her, subject to subsection (4) above, only within 90 business days after such termination, but only to the extent the Option or Right was exercisable immediately prior to such termination.

          If a Participant shall retire, become permanently disabled or die while entitled to exercise an Option or Rights, the Participant or, if applicable, the Participant's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (4) above, to exercise the Option or Rights at any time within one year from the date of the Participant's retirement, permanent disability or death.

          Whether any termination is due to retirement or permanent disability, and whether an authorized leave of absence on military or government service or for other reasons shall constitute a termination for the purpose of this Plan, shall be determined by the Committee.

          If the employment, consulting arrangement or service of any Participant with the Company or an Affiliate shall be terminated because of the Participant's violation of the duties of such employment, consulting arrangement or service with the Company or an Affiliate as he or she may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options and Rights of such Participant shall terminate immediately upon such termination of such Participant's employment, consulting arrangement or service with the Company and all Affiliates, and a Participant whose employment, consulting arrangement or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he or she might have exercised prior to termination of his or her employment, consulting arrangement or service with the Company and Affiliates.

          (6) Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Trust Managers or directors of the Company or of any Affiliate as a result of any "corporate transaction" as defined in the Treasury Regulations promulgated under Code Section 424.

          (7) Reload Options. An Option may, in the discretion of the Committee, include a reload option right which shall entitle the holder, upon (i) the exercise of such original Option prior to the holder's termination of employment, and (ii) payment of the appropriate exercise price in Mature Shares (the "Reload Option") to purchase, at the Fair Market Value per Share on the date of exercise of the original Option, the number of Shares equal to the number of whole Shares delivered by the holder in the payment of the exercise price of the original Option. The Reload Options shall be subject to the same terms and conditions as the original Option; provided, however, that they shall be fully vested on the date of issuance. The exercise period for the Reload Options shall be the lesser of (i) ten years or (ii) the term of the original option, beginning on the date of exercise of the option being reloaded.

          (8) Issuance of Restricted Shares. Notwithstanding the preceding subsections, upon exercise of an Option granted under the Plan, the Committee may, in its sole discretion and without the requirement of consent from the Participant, settle the Option by issuing Restricted Shares to the Participant. The restricted period under such Restricted Shares shall be no greater than five years.

     (b)  Restricted Share Awards.

          (1) Awards of Restricted Shares. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before February 5, 2012. In addition, and without limiting the generality of the foregoing, the Committee shall grant to any individual who is entitled to receive a bonus under the Company's cash bonus incentive plan, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual's bonus, provided that such individual has made an irrevocable election, at least six months prior to the date of the grant of such Restricted Share Award, to receive such Restricted Share Award in lieu of such bonus.

          (2) Purchase Price under Restricted Share Awards. The purchase price of Restricted Shares to be purchased pursuant to a Restricted Share Award shall be fixed by the Committee at the time of the grant of the Restricted Share Award; provided, however, that such purchase price shall not be less than the par value per Share of the Shares subject to the Restricted Share Award. The Committee shall specify, within its discretion, the time and manner in which payment of such purchase price shall be paid.

          (3) Description of Restricted Shares. All Restricted Shares purchased by an eligible person shall be subject to the following conditions:

               (i) Restricted Shares shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, "lapse" and "non- lapse" restrictions (as such terms are defined in regulations promulgated under Code Section 83) and the achievement of specific goals;

               (ii) the Restricted Shares may not be sold,  exchanged,  pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the grant of the Restricted Share Award have been satisfied;

               (iii)each  certificate   representing  Restricted  Shares  issued
                    pursuant to this Plan shall bear a legend making appropriate reference to the following:

                    "the Shares represented by this certificate have been issued pursuant to the terms of the 2002 Share Incentive Plan of

                    Camden Property Trust and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated____________________"

                    ; and

               (iv) except as set forth in Sections 6(a)(8) and 8, no Restricted
                    Shares granted pursuant to this Plan shall be subject to vesting requirements over a period of less than three years.

          If a certificate representing Restricted Shares is issued to an individual (whether or not escrowed as provided below), the individual shall be the record owner of such Shares and shall have all the rights of a shareholder with respect to such Shares (unless the Restricted Share Award specifically provides otherwise), including the right to vote and the right to receive dividends or other dividends made or paid with respect to such Shares.

          In order to enforce the restrictions, terms and conditions that may be applicable to a Participant's Restricted Shares, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement, which may be a part of a Restricted Share Award, in such form as shall be determined by the Committee.

          After the satisfaction of the terms and conditions set by the Committee with respect to Restricted Shares issued to an individual, and provided the Restricted Shares are not subject to a non-lapse restriction, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the individual. If such terms and conditions are satisfied as to a portion, but fewer than all, of such Shares, the remaining Shares issued with respect to such Award shall either be reacquired by the Company or, if appropriate under the terms of the award applicable to such Shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of Award.

          (4) Termination of Employment or Relationship. If the employment or relationship with the Company and its Affiliates of a holder of a Restricted Share Award is terminated for any reason before satisfaction of the terms and conditions for the vesting (within the meaning of Code
     Section 83) of all Shares subject to the Restricted Share Award, the number of Restricted Shares not theretofore vested shall be reacquired by the Company and forfeited, and the purchase price paid for such forfeited Shares by the holder shall be returned to the holder. If Restricted Shares issued shall be reacquired by the Company and forfeited as provided above, the individual, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Secretary of the Company the certificates representing such Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company.

          (5) Restricted Share Awards to Independent Trust Managers. Each Independent Trust Manager shall be granted a Restricted Share Award of 2,000 Restricted Shares on or her Election Date and a Restricted Share Award of 2,000 Restricted Shares on May 1 of each succeeding year that the individual remains an Independent Trust Manager. To the extent the Board shall appoint a "Managing Independent Trust Manager," such person shall additionally be granted on the date of appointment and on May 1 of the succeeding year a Restricted Share Award of 2,000 Restricted Shares. In addition, on each May 1 of each succeeding year that the individual remains Managing Independent Trust Manager, the Managing Independent Trust Manager will receive a Restricted Share Award of 1,000 Restricted Shares. The Restricted Shares granted under this Section 6(b)(5) shall vest at the rate of 20% May 1 of each of the five years succeeding the date of grant. Notwithstanding the preceding sentences, all or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) shall immediately vest (but in no event during the six-month period commencing on the date of grant) in the event of the holder's retirement from the Company and all Affiliates on or after his or her 65th birthday, the holder's permanent disability (within the meaning of Code Section 22(e)(3)), or the holder's death. All or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) also shall vest (but in no event during the six-month period commencing on the date of grant) upon the occurrence of a Change in Control while the holder is serving as a Trust Manager. Any Restricted Shares granted pursuant to this Section 6(b)(5), to the extent unvested, shall terminate immediately upon the holder's ceasing to serve as a Trust Manager (for any reason other than retirement, permanent disability or death as described above).

          No grants of Restricted Shares or any other grants under this Plan may be made to an Independent Trust Manager except in accordance with this
     Section 6(b)(5). Notwithstanding any other provision of this Plan to the contrary, the provisions of this Section 6(b)(5) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations promulgated thereunder.

          (c) Performance Units and Performance Share Awards.

               (1) Awards. Awards may be granted in the form of performance units ("Performance Units") or performance share awards ("Performance Share Awards"). Performance Units are units valued by reference to designated criteria established by the Committee, other than Shares. Performance Share Awards are Shares expressed in terms of, or valued by reference to, a Share. Awards of Performance Units and Performance Share Awards shall refer to a commitment by the Company to make a distribution to the Participant or to his or her beneficiary depending on (i) the attainment of the performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Share Award, respectively, as established by the Committee.

               (2) Settlement. Settlement of Performance Units and Performance Share Awards may, in the sole discretion of the Committee, be in cash, in Shares (held for at least six months), or a combination thereof. The Committee may designate a method of converting Performance Units into Shares, including but not limited to a method based on the Fair Market Value over a series of consecutive trading days. Prior to the settlement of any Performance Unit or Performance Share Award in Shares, the recipient of such Award shall pay to the Company an amount of cash equal to, at a minimum, the par value per Share multiplied by the number of Shares to be issued.

               (3) No Rights as a Shareholder. Participants shall not be entitled to exercise any voting rights or to receive any interest or dividends with respect to Performance Units or Performance Share Awards.

     (d) Limited Rights. The Committee shall have the power to grant limited rights ("Limited Rights"), which shall be a part of an Award. Limited Rights shall provide for the automatic cash payment to the holder of the Award equal to the Spread (or other determination of the value of the Award as fixed by the Committee) upon the occurrence of a Change in Control on the dated fixed by the Committee at the time of the grant of such Limited Right. Limited Rights may provide that Committee approval is not required for the exercise of such Limited Right.

     (e)   Dividends and  Dividend  Equivalents.  An  Award  (including  without limitation an Option Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish.

     (f)  Incentive Exchange Rights.

          (1) Cashless Exercise Right. Automatically upon vesting of 20,000 or more Options, the Participant holding such vested Options shall have the right (the "Incentive Exchange Right") to exercise (at any time during the time period the Options are exercisable) some or all of his or her vested Options by paying the exercise price with Mature Shares. Upon the exercise of Options through an Incentive Exchange Right, the Participant shall (i) be deemed to have exchanged the Mature Shares for replacement Shares from the Company (without the requirement of tendering the Mature Shares to the Company), and (ii) receive a number of additional Shares from the Company equal to the total number of Shares covered by the Options minus the number of Mature Shares used to pay the exercise price for the Options (the "Incentive Payment Shares"). Notwithstanding the preceding clause (i), the Company may direct that the Participant transfer his or her Mature Shares to the Company and issue replacement Shares for the Mature Shares. Upon request, the Participant shall provide to the Company proof that he or she holds title to the Mature Shares.

          (2) Grant of Restricted Shares. Upon the exercise of an Incentive Exchange Right, the Participant shall be eligible to receive a grant of Restricted Shares by depositing 25% of the Incentive Payment Shares (the "Deposit Shares") with the Company. Upon receipt of the Deposit Shares, the Company shall grant to the Participant a number of Restricted Shares in an amount equal to 32.5% of the Incentive Payment Shares, 19.25% of which shall be designated as "Bonus Shares," and 80.75% of which shall be designated as "Additional Bonus Shares." The restrictions on the Bonus Shares shall lapse as follows:

                     Years of Service          Restriction Percentage
                     ----------------          ----------------------
                         Year One                        10%
                         Year Two                        10%
                        Year Three                       80%

          The Deposit Shares shall be held by the Company until the restrictions applicable to the Bonus Shares have lapsed in full; provided, however, that the Participant may elect at any time (upon delivery of written notice to the Company) to withdraw the Deposit Shares from the custody of the Company. If the Participant elects to withdraw the Deposit Shares prior to the date that the restrictions applicable to some or all of the Bonus
     Shares have lapsed, the portion of the Bonus Shares which continue to be subject to the restrictions shall be forfeited to the Company.

          The restrictions on the Additional Bonus Shares shall lapse as follows:

                     Years of Service          Restriction Percentage
                     ----------------          ----------------------
                         Year One                        10%
                         Year Two                        10%
                        Year Three                       10%
                         Year Four                       10%
                         Year Five                       60%

          If the Participant terminates employment with the Company (or an Affiliate) prior to the completion of the foregoing restriction periods, the Company shall, as soon as administratively feasible, issue to such Participant the Deposit Shares and such Participant shall forfeit the portion of the Bonus Shares and Additional Bonus Shares which are subject to the restrictions at that time. Bonus Shares, Additional Bonus Shares and any Deposit Shares held by the Company for the Participant shall have the same rights with respect to voting and dividends as Restricted Shares awarded under this Plan.

          (3) Reload Grant. Upon exercise of the Incentive Exchange Right, the number of Options as to which such the right was exercised shall be "reloaded" and reissued to the Participant who exercised the Incentive Exchange Right, such Options to represent the right to purchase a number of Shares equal to the number of Options exercised less the number of Incentive Payment Shares. Upon being reloaded, each Reload Option shall again represent the right to purchase a Share at an exercise price equal to the Fair Market Value of the Share on the date of the notice of exercise of the Incentive Exchange Right. The reloaded Options shall be fully vested on the date of issuance and the exercise period shall be the lesser of (i) ten years or (ii) the term of the original option, beginning on the date of exercise of the options being reloaded.

          (4) Limitations. Notwithstanding anything herein to the contrary, the following limitations shall apply to grants under Section 6(f)(2):

               (i) the maximum Fair Market Value of the Restricted Shares that may be granted by the Company under Section 6(f)(2) in any calendar year is $1,000,000 per person;

               (ii) the maximum  number of  Restricted  Shares that any officer,
                    Trust Manager or holder of more than 5% of the Outstanding Shares may receive under Section 6(f)(2) is limited to an amount equal to 1% of the Outstanding Shares; and

               (iii)the maximum  number of Restricted  Shares that may be issued under Section 6(f)(2) is limited to an amount equal to 5% of the Outstanding Shares.

          If a Participant gives notice of his or her intention to exercise his or her Incentive Exchange Right and the Company has already paid its maximum amount of Incentive Payments under clauses (ii) or (iii) above, the election under this Section 6(f) shall be automatically revoked.

     (g) Consideration for Awards. Subject to the requirements of the Texas Act, the Company shall obtain such consideration for the grant of an Award under this
Section 6 as the Committee in its discretion may determine.

7.       Adjustment Provisions.

     If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified or in any way substituted for, then (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and (ii) in the case of Restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 6(b), the same securities or other property as are received by the holders of Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

     In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or Limited Rights, or prior to the complete expiration of the vesting period with respect to Performance Units or a Performance Share Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or to which the holder of the Performance Units or Performance Share Award shall be entitled upon the expiration of the vesting period, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights or of Performance Units or a Performance Share Award shall be entitled by reason of such events.

     Notwithstanding any other provision of this Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

8.   Acceleration.

     Notwithstanding any other provision of this Plan to the contrary, all or any part of any remaining unexercised Options and Rights granted to any person may be exercised in the following circumstances (but in no event during the six month period commencing on the date granted) and all or any part of any other Award not theretofore vested shall vest: (i) with respect to Options or Rights only, immediately upon (but prior to the expiration of the term of the Option or Rights) retirement, (ii) subject to the provisions of Section 6, upon the permanent disability or death of the holder, (iii) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration or (iv) upon a Change in Control, in which case the date on which such immediate exercisability and accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

9.   Participant's Agreement.

     If, at the time of the exercise of any Option or Right or the granting or vesting of an Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the individual exercising the Option or Right or receiving the Award shall agree to hold any Shares issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such Shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

10.  Withholding Taxes.

     No Award may be exercised and no distribution of Shares or cash pursuant to an Award may be made under this Plan until appropriate arrangements have been made by the holder with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include the tender of previously owned Shares or the withholding of Shares issuable pursuant to such Award.

11.  Termination of Authority to Make Grant.

     This Plan shall not have a termination date; provided, however, that no ISOs will be granted pursuant to this Plan after February 5, 2012.

12.  Amendment and Termination.

     The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan or, with the consent of an affected holder, any outstanding Awards hereunder, provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, alter the provisions of this Plan or outstanding Awards so as to (i) increase the maximum number of Shares which may be subject to Awards under this Plan (except as provided in Section 5(b)); or (ii) change the class of persons eligible to receive Awards; or (iii) amend this Plan in any manner that would require shareholder approval under Rule 16b-3 of the Exchange Act or under Code Section 162(m).

13.  Preemption by Applicable Laws and Regulations.

     Notwithstanding anything in this Plan to the contrary, if, at any time specified herein for the making of any determination or payment, or the issuance or other distribution of Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant's beneficiary), as the case may be, to take any action in connection with any such determination, payment, issuance or distribution, the issuance or distribution of such Shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

14.  Miscellaneous.

     (a) No Employment Contract. Nothing contained in this Plan shall be construed as conferring upon any Participant the right to continue in the employ, or as a Trust Manager or Director of or consultant to, of the Company or any Affiliate.

     (b) Employment or Service with Affiliates. Employment by, or service for, the Company for the purpose of this Plan shall be deemed to include employment by, or service for, any Affiliate.

     (c) No Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to Shares covered by the Participant's Award until the date of the issuance of such Shares to the Participant pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

     (d)  Nonassignability.

          (1) General. Neither a Participant nor a Participant's estate, personal representative or beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant's estate's, personal representative's or beneficiary's interest arising under this Plan nor shall such interest be subject to seizure for the payment of a Participant's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of the law in the event of a Participant's, estate's, personal representative's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under this Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited, notwithstanding any vesting provisions or other terms herein or in such Award.

          (2) Transfers to Family Trusts. Notwithstanding the preceding or any other limitation on the transferability of Awards, the Committee may (in its sole discretion) permit a Participant to transfer an Award, or cause the Company to grant an Award that otherwise would be granted to a Participant, to a trust established for the benefit of one or more of the children, grandchildren or spouse of the Participant or pursuant to a qualified domestic relations order. Any Participant desiring to make a transfer pursuant to this subsection shall make application therefore in such manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such an issuance or transfer if it would give rise to short-swing liability under Section 16(b) or if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Company to register the Shares to be issued under an Award under federal or state securities laws.

          (e) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to this Plan will be used for its general business purposes.

          (f) Governing Law; Construction. All rights and obligations under this Plan shall be governed by, and this Plan shall be construed in accordance with, the laws of the State of Texas, without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of this Plan.

                                                                         ANNEX B


                              CAMDEN PROPERTY TRUST
                            SHORT TERM INCENTIVE PLAN

     1. Purpose. The purpose of the Camden Property Trust Short Term Incentive Plan (the "Plan") is to provide Executives of Camden Property Trust (the "Company") and its affiliates with incentive compensation based upon the level of achievement of financial and other performance criteria. The Plan will enhance the ability of the Company and its affiliates to attract individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

     2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Award" shall mean a cash payment.

          (b) "Board" shall mean the Board of Trust Managers of the Company.

          (c) "Change in Control" shall have the meaning set forth in the 2002 Share Incentive Plan of Camden Property Trust.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

          (e) "Committee" shall mean the Compensation Committee of the Board, which shall consist of two or more Trust Managers, each of whom shall be an "outside director" within the meaning of Code Section 162(m) and the regulations promulgated thereunder.

          (f) "Covered Employee" shall mean a "covered employee" within the meaning of Code Section 162(m).

          (g) "Disability" shall mean a disability as determined under the Company's long-term disability plan (as applicable to a Participant).

          (h) "Executive" shall mean any manager of the Company or any affiliate holding a position at or above the vice president level or any salary grade level that the Committee determines, in its sole discretion, is the equivalent thereof.

          (i) "FFO" shall mean the net income of the Company (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

          (j) "Net Income" shall mean the net income of the Company as determined under generally accepted accounting principles, excluding (i) extraordinary items (net of applicable taxes); (ii) cumulative effects of changes in accounting principles; (iii) securities gains and losses (net of applicable taxes); and (iv) nonrecurring items (net of applicable taxes) including, but not limited to, gains or losses on asset dispositions and sales of divisions, business units or subsidiaries, restructuring charges, gains and losses from qualified benefit plan curtailments and settlements and income or expenses related to deferred tax assets.

          (k) "Participant" shall mean any person selected by the Committee to participate in the Plan.

          (l) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          (m) "Plan Year" shall mean the Company's fiscal year.

          (n) "Retirement" shall mean a termination of employment after the attainment of age [65].

          (o) "Target Award" shall mean an Award level that may be paid if certain performance criteria are achieved in the Plan Year.

     3. The Committee.

          (a) The Plan shall be administered by the Committee. The Committee shall have full discretionary power to administer and interpret the Plan and to establish rules for its administration, subject to such resolutions, not inconsistent with the Plan, as may be adopted by the Board, except that the Committee (or any subcommittee thereof) shall have the exclusive authority to exercise any such power with respect to Awards to which
     Section 6 is applicable. In making any determinations under or referred to in the Plan, the Committee (and its delegates, if any) shall be entitled to rely on opinions, reports or statements of employees of the Company and its affiliates and of counsel, public accountants and other professional or expert persons.

          (b) Except as limited by law or by the Company's organizational documents, and subject to the provisions herein, the Committee shall have full power to select the Executives who shall participate in the Plan; determine the size and types of Target Awards and Awards; determine the terms and conditions of Target Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 6 herein) amend the terms and conditions of any outstanding Target Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

          (c) All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all parties.

          (d) Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's organizational documents, as a matter of law or otherwise or any power that the Company may have to indemnify them or hold them harmless.

     4. Eligibility.

          (a) Executives employed by the Company or any of its affiliates during a Plan Year in active employment are eligible to be Participants under the Plan for such Plan Year (whether or not so employed at the date an Award is made) and may be considered by the Committee for an Award. Participation in the Plan shall be determined by the Committee.

          (b) Executives who are chosen to participate in any given Plan Year shall be so notified by the Committee in writing and shall be apprised of the performance measure(s), performance goal(s) and Target Award for the relevant Plan Year, as soon as is practicable.

          (c) An Executive is not rendered ineligible to be a Participant by reason of being a member of the Board.

          (d) An Executive who becomes eligible after the beginning of a Plan Year may participate in the Plan, and all Awards for such year will be paid pro rata based on the number of days such Executive participated in the Plan.

     5. Awards.

          (a) Prior to the beginning of each Plan Year, the Committee will establish (i) Target Awards for Participants and (ii) the performance criteria to be applicable to Awards for each Plan Year. The performance criteria utilized by the Committee may be based on individual performance, net cash provided by operating activities, earnings per share from continuing operations, FFO per share or per diluted share, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividends, cost control, other financial objectives, tenant satisfaction indicators, operational efficiency measures and other measurable objectives tied to the Company's success or such other criteria as the Committee may determine.

          (b) Once established, performance goals normally shall not be changed during the Plan Year. However, except as provided in Section 6 below, if the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during the Plan Year, as such goals apply to the Target Award of specified Participants. In addition, the Committee shall have the authority to reduce or eliminate the Award determinations, based upon any objective or subjective criteria it deems appropriate. Notwithstanding any other provision of the Plan, in the event of any change in corporate capitalization, such as a share split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of shares or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the Target Award and/or the performance measures or performance goals related to then-current Plan Year, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that subject to Section 6 below, no such adjustment shall be made if it would eliminate the ability of the Target Award held by Covered Employees to qualify for the "performance-based" exception under Code Section 162(m).

          (c) Payment of Award amounts will be made by the Company at the direction of the Committee following the end of each Plan Year. Awards shall be paid as soon as practicable after the Plan Year. The Award amount with respect to a Participant shall be determined in the sole discretion of the Committee, or, in the case of an Award to a Participant who is not a Covered Employee, in the sole discretion of such person or committee empowered by the Committee or the Board.

          (d) The determination of the Award amount for each Participant shall be made at the end of each Plan Year and may be less than (including no Award) or, subject to Section 6 in the case of a Participant who is a Covered Employee, greater than the Target Award.

          (e) The Committee may establish guidelines governing the maximum amount of Awards that may be earned by Participants (either in the aggregate, by Participant class or among individual Participants) in each Plan Year. The guidelines may be expressed as a percentage of Company-wide goals or financial measures or such other measures as the Committee may from time to time determine.

          (f) The Committee may establish minimum levels of performance goal achievement, below which no payouts of Awards shall be made to any Participant.

     6. Awards To Covered Employees.

          (a) The provisions of this Section 6 shall apply only to Covered Employees (and any other Executives described in subsection (b) below). In the event of any inconsistencies between this Section 6 and the other Plan provisions as they pertain to a Covered Employee, the provisions of this
     Section 6 shall control.

          (b) If the Committee determines at the time a Target Award is established for a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 6 is applicable to such Award under such terms as the Committee shall determine.

          (c) If an Award is subject to this Section 6, then the payment of cash pursuant thereto shall be subject to the Company having a level of Net Income or FFO (as determined by the Committee) for the applicable Plan Year set by the Committee within the time prescribed by Code Section 162(m) or the regulations thereunder in order for the level to be considered "pre-established." The Committee may, in its discretion, reduce the amount of such an Award at any time prior to payment based on such criteria as it shall determine, including but not limited to individual merit and the attainment of specified levels of one or any combination of the following: net cash provided by operating activities, earnings per share from continuing operations, FFO per diluted share, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth) or cost control, of the Company or the affiliate or division of the Company for or within which the Participant is primarily employed.

          (d) Notwithstanding any contrary provision of this Plan, the Committee may not adjust upwards the amount payable pursuant to any Award subject to this Section 6, nor may it waive the achievement of the Net Income/FFO requirement contained in Section 6(c), except in the case of the death or disability of the Participant.

          (e) Prior to the payment of any Award subject to this Section 6, the Committee shall certify in writing that the Net Income/FFO requirement applicable to such Award was met.

          (f) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 6 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Code Section 162(m)(4)(C), the regulations promulgated thereunder and any successors thereto.

          (g) Unless otherwise provided by an Award's terms, and unless a deferral election is made by a Participant pursuant to subsection (h) below, each Participant's Award shall be paid in cash, in one lump sum, within 45 calendar days after the end of each Plan Year.

          (h) The Committee may permit (or require, if necessary, to preserve full deductibility under Code Section 162(m)) a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due pursuant to his Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     7. Termination of Employment.

          (a) In the event a Participant's employment is terminated by reason of death, Disability or Retirement, the Award determined in accordance with
     Section 5 or Section 6, as applicable, shall be reduced to reflect participation prior to termination only. The reduced award shall be determined by multiplying said Award by a fraction, the numerator of which shall be the number of days of employment in the Plan Year through the date of employment termination, and the denominator of which shall be 365. In the case of a Participant's Disability, the employment termination shall be deemed to have occurred on the date that the Committee determines the definition of Disability to have been satisfied. The Award thus determined shall be paid within seventy-five (75) calendar days following the end of the Plan Year in which employment termination occurs.

          (b) In the event a Participant's employment is terminated for any reason other than death, Disability or Retirement (of which the Committee shall be the sole judge), all of the Participant's rights to an Award for the Plan Year then in progress shall be forfeited. However, except in the event of an involuntary employment termination for Cause, the Committee, in its sole discretion, may pay a prorated award for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Committee.

     8. Limitations and Reservations.

          (a) No person shall have any claim to an Award under the Plan and there is no obligation for uniformity of treatment of Participants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving to any Participant the right to be retained in the employ of the Company or any affiliate.

          (b) No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

          (c) The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment.

          (d) Awards under the Plan will, to the extent provided therein, be included in base compensation or covered compensation under the retirement programs of the Company for purposes of determining pensions, retirement and death related benefits.

          (e) Notwithstanding any contrary provision of the Plan, the maximum amount which may be paid to a Participant in any fiscal year is $5 million.

     9. Rights of Participants.

          (a) Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

          (b) No right or interest of any Participant in the Plan may be alienated, assigned or otherwise transferred, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge and bankruptcy.

     10.  Change  in  Control.  In  the  event  of a  Change  in  Control,  each
Participant shall be entitled to receive (a) the greater of (i) such Participant's Target Award for the then current Plan Year or (ii) the estimated actual performance as of the date of the Change in Control, projected to the end of such Plan Year, as determined by the Compensation Committee, multiplied by
(b) the number of days within such Plan Year prior to the effective date of the Change in Control divided by 365. Such amount shall be paid in cash to each Participant within 30 days after the effective date of the Change in Control.

     11. Designation Of Beneficiaries. A Participant may, if the Committee permits, designate a beneficiary or beneficiaries to receive all or part of the Award which may be made to the Participant, or may be payable, after such Participant's death. A designation of beneficiary shall be made in accordance with procedures specified by the Company and may be replaced by a new designation or may be revoked by the Participant at any time. In case of the Participant's death, an Award with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be paid to the designated beneficiary or beneficiaries. Any Award granted or payable to a Participant who is deceased and not subject to such a designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any beneficiary to receive an Award under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Company or its affiliates shall have no further liability to anyone with respect to such amount.

     12. General.

     (a) The Board may modify or terminate the Plan at any time, effective at such date as the Board may determine. The Senior Vice President of Finance and Chief Financial Officer of the Company or his delegate (or any successor to such officer's responsibilities) shall be authorized to make minor or administrative changes in the Plan or changes required by or made desirable by law or government regulation. Such a modification may affect present and future Participants. For purposes of this Section, a change to the Plan that affects any Award to a Covered Employee shall not be a minor or administrative change.

     (b) The Plan, and all agreements hereunder, shall be governed by the laws of the State of Texas and applicable Federal law.

     (c) Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     (d) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (e) All costs of implementing and administering the Plan shall be borne by the Company.

     (f) All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

     (g) The Plan shall become effective as of February 5, 2002 and shall terminate on February 5, 2012 or at such earlier date as may be determined by the Board in accordance with Section 9.

                              CAMDEN PROPERTY TRUST
                        FORM OF PROXY FOR ANNUAL MEETING
                             TO BE HELD MAY 15, 2002

         This proxy is solicited on behalf of the Board of Trust Managers.

     The undersigned hereby appoints Richard J. Campo, D. Keith Oden and G. Steven Dawson, or any of them, proxies of the undersigned, with full powers of substitution, to vote all of the common shares of beneficial interest of Camden Property Trust that the undersigned is entitled to vote at the Annual Meeting to be held on May 15, 2002 and at any adjournment thereof, and authorizes and instructs said proxies to vote as set forth on the reverse side.

    THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN
            PROPOSAL 1 AND FOR PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

      IMPORTANT - This proxy must be signed and dated on the reverse side.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.   Election of Trust Managers        FOR      WITHHOLD        Nominees:
     Instruction:  To withhold                  AUTHORITY     Richard J. Campo
     authority to vote for any                   FOR ALL      William R. Cooper
     individual nominee, write                  NOMINEES      George A. Hrdlicka
     in that nominee's nameon                                 Scott S. Ingraham
     the lines below.                                         Lewis A. Levey
                                                              D. Keith Oden
                                                              F. Gardner Parker
                                                              Steven A. Webster

2.   Approval of the adoption          FOR      AGAINST          ABSTAIN
     of the 2002 Share Incentive
     Plan of Camden Property Trust.

3.   Approval of the adoption of       FOR      AGAINST          ABSTAIN
     the Camden Property Trust
     Short Term Incentive Plan.

4.   Ratification of the               FOR      AGAINST          ABSTAIN
     appointment of Deloitte
     & Touche LLP as independent
     auditors.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4.

                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (713) 354-2710.

                    -------------------------------------
                    Signature

                    Dated:  __________________________, 2002

                    NOTE: Please sign name exactly as it appears on the share certificate. Only one of several joint owners need to sign. Fiduciaries should give full title.

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